                            SCHEDULE 14A INFORMATION
                  PROXY STATEMENT PURSUANT TO SECTION 14(a) OF
             THE SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

Filed by the Registrant [X]

Filed by a party other than the Registrant [_]

Check the appropriate box:

[_] Preliminary Proxy Statement           [_] CONFIDENTIAL, FOR USE OF THE
                                              COMMISSION ONLY (AS PERMITTED BY
[X] Definitive Proxy Statement                RULE 14C-5(D)(2))

[_] Definitive Additional Materials

[_] Soliciting Material Pursuant to (S)240.14a-11(c) or (S)240.14a-12



                           US FACILITIES CORPORATION
    ------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


                           US FACILITIES CORPORATION
    ------------------------------------------------------------------------
                  (Name of Person(s) Filing Proxy Statement)


Payment of Filing Fee (Check the appropriate box):

[X] $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(j)(2).

[_] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-
    6(i)(3).

[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1) Title of each class of securities to which transaction applies:

    (2) Aggregate number of securities to which transaction applies:

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11/(1)/

    (4) Proposed maximum aggregate value of transaction:

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    (1) Amount Previously Paid:

    (2) Form, schedule or registration statement no.:

    (3) Filing party:

    (4) Date filed:

- -----------
 (1) Set forth the amount on which the filing fee is calculated and state how it was determined:

                    [LOGO OF US FACILITIES CORPORATION(R)]
                          US FACILITIES CORPORATION

                                April 18, 1996

Dear Stockholder,

  You are cordially invited to attend the 1996 Annual Meeting of Stockholders of US Facilities Corporation to be held on Wednesday, May 22, 1996, at the Westin South Coast Plaza Hotel, 686 Anton Boulevard, Costa Mesa, California, at 9:00 a.m., Local Time.

  Information concerning the matters to be voted on at the Annual Meeting is set forth in the attached Notice of 1996 Annual Meeting of Stockholders and Proxy Statement.

  It is important that your shares be represented at the Annual Meeting whether or not you are personally able to attend. All materials you need to vote your shares by mail are enclosed in this package. Please review them carefully. I urge you to vote, sign, date and return the accompanying proxy card in the enclosed envelope as promptly as possible.

                                          Sincerely,


                                         /S/ DAVID L. CARGILE

                                          David L. Cargile
                                          Chairman of the Board, President and
                                          Chief Executive Officer

                    [LOGO OF US FACILITIES CORPORATION(R)]
                           US FACILITIES CORPORATION

                 NOTICE OF 1996 ANNUAL MEETING OF STOCKHOLDERS

                                 MAY 22, 1996

                         -----------------------------

To the Stockholders of US Facilities Corporation:

  Notice is hereby given that the Annual Meeting of Stockholders of US Facilities Corporation, a Delaware corporation (the "Company"), will be held on Wednesday, May 22, 1996, at the Westin South Coast Plaza Hotel, 686 Anton Boulevard, Costa Mesa, California 92626, at 9:00 a.m., Local Time, for the following purposes:

  (1) To elect two of seven directors for the Company's Board of Directors, to serve until their successors have been duly elected and qualified or until their earlier death, resignation or removal;

  (2) To act upon a proposal to approve an amendment to the US Facilities Corporation 1991 Employee Stock Option Plan;

  (3) To act upon a proposal to approve an amendment to the US Facilities Corporation 1991 Directors Stock Option Plan;

  (4) To ratify the selection by the Board of Directors of KPMG Peat Marwick LLP as the Company's independent auditors for the year ending December 31, 1996; and

  (5) To act upon such other matters as may properly come before the Annual Meeting of Stockholders.

  The Board of Directors has fixed the close of business on April 5, 1996 as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting of Stockholders and any postponements or adjournments thereof.

  All stockholders are cordially invited to attend the Annual Meeting of Stockholders. Even if a stockholder expects to attend, it will be appreciated if the stockholder would promptly vote, sign, date and return the enclosed proxy card in the envelope provided.

                                          By Order of the Board of Directors,

                                          /s/ Jose A. Velasco

                                          Jose A. Velasco
                                          Senior Vice President, Secretary and
                                          General Counsel
April 18, 1996
Costa Mesa, California

  PLEASE VOTE, SIGN, DATE AND RETURN THE ACCOMPANYING PROXY CARD WITHOUT DELAY IN THE ENCLOSED POSTAGE PREPAID ENVELOPE. THE PROXY IS REVOCABLE AND WILL NOT AFFECT A STOCKHOLDER'S RIGHT TO VOTE IN PERSON IN THE EVENT THE STOCKHOLDER ATTENDS THE MEETING.

                     [LOGO OF US FACILITIES CORPORTION(R)]

                           US Facilities Corporation

                           -------------------------

                                PROXY STATEMENT

                           -------------------------

                      1996 ANNUAL MEETING OF STOCKHOLDERS

                                 MAY 22, 1996

  This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of US Facilities Corporation, a Delaware corporation (the "Company"), for use at the 1996 Annual Meeting of Stockholders of the Company (the "Annual Meeting") to be held at the Westin South Coast Plaza Hotel, 686 Anton Boulevard, Costa Mesa, California, on Wednesday, May 22, 1996, at 9:00 a.m., Local Time, and any postponements or adjournments thereof. Accompanying this Proxy Statement is a proxy card (sometimes referred to herein as a "proxy") which may be used to indicate a stockholder's vote as to each of the proposals described in this Proxy Statement.

  The Company intends to mail this Proxy Statement and the accompanying proxy card on April 19, 1996 to stockholders entitled to notice of and to vote at the Annual Meeting.

                              GENERAL INFORMATION

  All proxies which are properly completed, signed and returned to the Company prior to the Annual Meeting, and which have not been revoked, will be voted. A stockholder may revoke his or her proxy at any time before it is voted by filing with the Secretary of the Company at its principal executive offices either a written notice of revocation or a duly executed proxy bearing a later date, or by appearing in person at the Annual Meeting and voting his or her shares in person. The submission of a proxy to the Company in connection with the 1996 Annual Meeting, if properly executed, automatically revokes all prior proxies which may have previously been submitted to the Company for this Annual Meeting.

  The close of business on April 5, 1996 has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting and any postponements or adjournments thereof. As of the record date, the Company had outstanding 5,834,598 shares of its $0.01 par value common stock, the only outstanding voting securities of the Company. For each share owned on the record date, a stockholder is entitled to one vote on all matters to be considered at the Annual Meeting. The Company's Restated Certificate of Incorporation does not provide for cumulative voting for the election of directors.

  Pursuant to the Company's Bylaws, the holders of one-third (1/3rd) of all shares of stock outstanding and entitled to vote at a meeting of stockholders shall constitute a quorum. Accordingly, stockholders representing 1,942,921 shares of the common stock outstanding and entitled to vote must be present, in person or by proxy, in order to conduct business at the Annual Meeting. Abstentions and broker non-votes are counted for purposes of determining the presence or absence of a quorum for the transaction of business. As described on the proxy card, where no instructions have been given by a stockholder on the Company's proxy card with respect to a matter, the shares will be voted FOR the matter. However, shares held in "street name" will not be voted with respect to certain matters when no instructions have been given. While abstentions will be counted as abstentions for the tabulation of the votes cast on proposals presented to stockholders, broker non-votes will be disregarded in the tabulations and will have no effect on the outcome of the vote on any proposal. A list of stockholders eligible to vote at the Annual Meeting, as reflected in the records of the Company's transfer agent and registrar, will be available at the Annual Meeting and will also be available for 10 days prior to the Annual Meeting at the Company's principal executive offices, which are located at 650 Town Center Drive, Suite 1600, Costa Mesa, California 92626.

                                PROPOSAL NO. 1
                             ELECTION OF DIRECTORS

NOMINEES

  The Company's Restated Certificate of Incorporation and Bylaws divide the Board of Directors into three classes, and permit the Board of Directors to determine its size. While the number of directors of the Company's Board of Directors has previously been nine, the Board reduced the number of its directors to seven, effective at this 1996 Annual Meeting. Jonathan D. DuBois, who has served as a director of the Company since 1986, will not be a nominee for another three-year term, and John A. Allison, who has also served as a director since 1986, will become a Director Emeritus effective as of this 1996 Annual Meeting of Stockholders. As a result, two directors are to be elected at two annual meetings of stockholders, and three directors are to be elected at a third annual meeting. Each of the directors of the Company serves for a term ending on the date of the third annual meeting of stockholders following such election (and thereafter until a successor has been duly elected and qualified or until the director's earlier death, resignation or removal). The dates of each director's term of office are as set forth below.

  The directors who are to be elected at this Annual Meeting will hold office until the 1999 Annual Meeting of Stockholders of the Company. Both nominees for election have advised the Company that they are able and willing to serve as directors. Unless otherwise instructed by a stockholder in his or her proxy, the proxy holders named by the Company on the proxy card will vote for the election of the two nominees listed, Bernard H. Ross and Kenneth C. Tyler. If either nominee refuses or is unable to serve, the proxy holders will vote for another person nominated by the Board of Directors.

  DIRECTORS WILL BE ELECTED BY A PLURALITY OF THE VOTES CAST IN PERSON OR BY PROXY AT THE ANNUAL MEETING. THE TWO CANDIDATES RECEIVING THE HIGHEST NUMBER OF VOTES WILL BE ELECTED. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE COMPANY'S NOMINEES. ALL PROXIES RECEIVED BY THE COMPANY WILL BE VOTED IN FAVOR OF THE COMPANY'S NOMINEES, UNLESS AN INSTRUCTION TO THE CONTRARY IS INDICATED ON A PROPERLY EXECUTED PROXY CARD.

  The following tables provide certain information for each person nominated for election as a director and for all continuing directors of the Company.

                  COMPANY NOMINEES FOR ELECTION AS DIRECTORS

      WHOSE TERMS WILL EXPIRE AT THE 1999 ANNUAL MEETING OF STOCKHOLDERS

                                                                      DIRECTOR
       NAME       AGE              PRINCIPAL OCCUPATION                SINCE
       ----       ---              --------------------               --------
 Bernard H. Ross   69 Chairman and Chief Executive Officer, Fitness     1986
                      Horizons, Inc.; Former Partner and National
                      Director of Health Care Services, Touche Ross
                      & Company
 Kenneth C. Tyler  77 Retired; Attorney at Law; Former Vice             1986
                      Chairman and General Counsel, Farmers Group,
                      Inc.

                        DIRECTORS CONTINUING IN OFFICE

         WHOSE TERMS EXPIRE AT THE 1997 ANNUAL MEETING OF STOCKHOLDERS

                                                                      DIRECTOR
       NAME       AGE          PRINCIPAL OCCUPATION                    SINCE
       ----       ---          --------------------                   --------
 John F. Kooken    63 Retired; Director, Glendale Federal               1986
                      Savings Bank; Director, Pacific Gulf
                      Properties, Inc.; Former Vice Chairman
                      and Chief Financial Officer, Security
                      Pacific Corporation
 L. Steven         61 Retired; former Director of                       1983
 Medgyesy, M.D.       Laboratories, Lincoln West Medical
                      Center

                        DIRECTORS CONTINUING IN OFFICE

         WHOSE TERMS EXPIRE AT THE 1998 ANNUAL MEETING OF STOCKHOLDERS

                                                                       DIRECTOR
        NAME        AGE              PRINCIPAL OCCUPATION               SINCE
        ----        ---              --------------------              --------
 David L. Cargile    50 Chairman, President and Chief Executive          1994
                        Officer of the Company
 Charles L. Schultz  68 Retired; Director, Amwest Insurance Group;       1995
                        Former Senior Vice President, Finance and
                        Chief Financial Officer, Farmers Group, Inc.
 Howard S. Singer    50 Executive Vice President--Corporate Finance      1980
                        and Investor Relations of the Company

ADDITIONAL INFORMATION CONCERNING DIRECTORS

  Mr. Cargile, who joined the Company as Senior Vice President in December 1991, was appointed as its President, Chief Operating Officer and a director in August 1994, as its Chief Executive Officer in March 1995 and as Chairman of the Board in April 1995. Prior to joining the Company he was employed by Reinsurance Facilities Corporation for seventeen years and had served since 1984 as its President and Chief Executive Officer. Mr. Cargile was employed by International Facultative Company prior to commencing his employment with Reinsurance Facilities Corporation and has served on the Boards of Directors of a number of companies engaged in the reinsurance business.

  Mr. Kooken has served as a director of the Company since 1986. From 1960 to 1987 he served in various capacities with Security Pacific Corporation and its principal subsidiary, Security Pacific National Bank, Los Angeles, California. In 1987 he was appointed Vice Chairman and Chief Financial Officer of Security Pacific Corporation. In July 1992, following the merger of Security Pacific Corporation with Bank of America Corporation, Mr. Kooken retired from Bank of America Corporation. Since June 1992 Mr. Kooken has served as a director of Glendale Federal Savings Bank, and since February 1994 he has served as a director of Pacific Gulf Properties, Inc., a real estate investment trust.

  Dr. Medgyesy has served as a director of the Company since 1983. In addition, between 1983 and March 31, 1996, he served as Medical Director of USBenefits Insurance Services, Inc. ("USBenefits") and has served since 1983 as a director of USF RE INSURANCE COMPANY, both subsidiaries of the Company. Since 1963 he has practiced in the field of pathology, and commencing in 1981 served as Director of Laboratories at Lincoln West Medical Center, Chicago, Illinois, from which position he retired at the end of 1993.

  Mr. Ross has served as a director of the Company since 1986. Since 1989 he has served as Chairman and Chief Executive Officer of Fitness Horizons, Inc., a developer of fitness centers for children. From 1977 to 1985 he was a partner and National Director of Health Care Services of Touche Ross & Company and was a consultant to that firm until 1989. He has also served on various professional and governmental advisory boards related to health care.

  Mr. Schultz was elected a director of the Company in May 1995. For more than 19 years Mr. Schultz served in various managerial and executive capacities with the Farmers Insurance Group, Los Angeles, California. From 1985 until his retirement in 1993, Mr. Schultz held the position of Senior Vice President, Finance and Chief Financial Officer with Farmers Group, Inc., the management and holding company for the Farmers Insurance Group. Since November 1995, Mr. Schultz has served as a director of Amwest Insurance Group, a Southern California-based insurance holding company.

  Mr. Singer has served as a director of the Company since its founding in 1980 and serves as a director of various of its subsidiaries. From 1983 through November 1991 he served in the capacity of financial consultant to the Company. On December 1, 1991 Mr. Singer was employed by the Company in the position of Executive Vice President. Mr. Singer had been a securities broker-dealer in Chicago, Illinois, since the early 1970s.

  Mr. Tyler served as a director of the Company from 1986 to September 1989, at which time he resigned from the Company's Board of Directors due to health reasons. The vacancy created by his resignation was not filled, and following his recovery Mr. Tyler was re-elected to the Board of Directors in December 1989. Prior thereto Mr. Tyler had served for almost 40 years in a variety of managerial and executive capacities with the Farmers Group, Los Angeles, California, and held the position of Vice Chairman of the Board and General Counsel for Farmers Group, Inc., the management and holding company for the Farmers Insurance Group, from 1983 until the time of his retirement in 1985.

1995 COMMITTEES OF THE BOARD: FUNCTION; MEMBERSHIP; ATTENDANCE

  The Board of Directors of the Company has five standing Committees, which are an Executive Committee, an Audit Committee, an Investment Committee, a Compensation Committee and a Nominating Committee. Appointments to these Committees are generally made at the first meeting of the Board of Directors following each annual meeting of stockholders. Accordingly, new members were appointed to these Committees at the May 24, 1995 meeting of the Board of Directors.

  The EXECUTIVE COMMITTEE has all of the powers and authority in the management of the business and affairs of the Company, except those prohibited by law, to take action on behalf of the Board of Directors as may be necessary between regular meetings of the Board when a special meeting or a telephonic meeting of the full Board is not possible or practicable. All actions taken by the Executive Committee are presented to the full Board of Directors for ratification at the Board's next regular or special meeting. The members of the Executive Committee from January 1, 1995 through March 20 were George Kadonada (Chairman), David L. Cargile and Howard S. Singer. On March 20, 1995 Mr. Kadonada resigned as a member of the Board and its Committees; Mr. Cargile was then appointed as Chairman of the Executive Committee and the vacancy created by Mr. Kadonada's resignation was not filled. From May 24, 1995 to the present, the members of the Executive Committee are David L. Cargile (Chairman), John F. Kooken and Howard S. Singer. There were no meetings of the Executive Committee during 1995.

  The functions of the AUDIT COMMITTEE include: (i) meeting with the Company's independent auditors to review the scope and results of the independent auditors' activities, and to consider any matters or issues raised by the auditors pertaining to their examination of the Company's financial condition;
(ii) reviewing the adequacy of internal financial and accounting controls and the results of the independent auditors' examinations thereof; (iii) reviewing matters relating to corporate financial reporting, accounting and other internal policies and procedures; (iv) recommending to the Board of Directors the appointment of the Company's independent auditors; (v) reviewing and approving in advance for each year the audit and nonaudit services and fees of such auditors; and (vi) reporting its findings on any of the above to the Board of Directors, as appropriate. The members of the Audit Committee from January 1, 1995 through May 24 were Bernard H. Ross (Chairman), John A. Allison, Jonathan D. DuBois, John F. Kooken and Kenneth C. Tyler. From May 24, 1995 to the present, the members of the Audit Committee are Charles L. Schultz (Chairman), John A. Allison, Jonathan D. DuBois, Bernard H. Ross and Kenneth
C. Tyler. All members of the Audit Committee are nonemployee directors. There were six meetings of the Audit Committee during 1995.

  The functions of the INVESTMENT COMMITTEE are: (i) to establish goals for the Company's investment program and policies to achieve such goals; (ii) to analyze current investments and their return in line with the Company's policies and income tax position, and suggest any changes deemed necessary or appropriate; (iii) to review economic conditions on both a short-term and long-term basis as they relate to the Company's investment policies and strategies; (iv) to examine new investment opportunities; (v) to select investment advisors, determine the scope of their duties and responsibilities and approve their fees; and (vi) to monitor and evaluate the performance of the Company's investment advisors. The members of the Investment Committee from January 1, 1995 through May 24 were Dr. L. Steven Medgyesy (Chairman), George Kadonada (who resigned on March 20, 1995, creating a vacancy), John F. Kooken, Howard S. Singer and Kenneth C. Tyler. From May 24, 1995 to the present, the members of the Investment Committee are John F. Kooken (Chairman), David L. Cargile,Dr. L. Steven Medgyesy, Charles L. Schultz and Howard S. Singer. There were three meetings of the Investment Committee during 1995.

  The functions of the COMPENSATION COMMITTEE are: (i) to consider and adopt compensation policies applicable to the Company's Chief Executive Officer and other executive officers, and to establish factors and criteria for their compensation; (ii) to recommend to the Board of Directors salary, bonus and other forms of direct and indirect compensation provided to the Chief Executive Officer; (iii) to annually evaluate compensation levels and approve adjustments for all executive officers at the level of Senior Vice President and above; (iv) to evaluate and make recommendations to the Board of Directors regarding compensation policies and programs applicable to all Company employees; (v) to administer the Company's stock option and other short-term and long-term incentive plans; and (vi) to prepare the Compensation Committee Reports in proxy statements, as well as to review the Company's executive compensation disclosures in proxy statements and other related documents. The members of the Compensation Committee from January 1, 1995 through May 24 were John F. Kooken (Chairman), John A. Allison, Jonathan D. DuBois, Dr. L. Steven

Medgyesy and Bernard H. Ross. From May 24, 1995 to the present, the members of the Compensation Committee are Bernard H. Ross (Chairman), John A. Allison, Dr. L. Steven Medgyesy, Kenneth C. Tyler and Charles L. Schultz. All members of the Compensation Committee are nonemployee directors. There were nine meetings of the Compensation Committee during 1995.

  The primary functions of the NOMINATING COMMITTEE are to review and investigate the qualification of candidates proposed by management or by others (including candidates proposed by stockholders or members of the Board) for election by stockholders, or election by the Board itself to fill a vacancy on the Board of Directors. The members of the Nominating Committee from January 1, 1995 through March 20 were George Kadonada (Chairman), Jonathan D. DuBois and Howard S. Singer. The vacancy created by Mr. Kadonada's resignation on March 20, 1995 was filled by David L. Cargile, who was appointed Chairman of the Committee. From March 20, 1995 to the present, the members of the Nominating Committee are Howard S. Singer (who was appointed as Chairman on May 24, 1995), David L. Cargile and Jonathan D. DuBois. There were no meetings of the Nominating Committee during 1995.

  There were ten meetings of the Board of Directors of the Company during 1995. All directors attended or participated by telephone in all of the meetings of the Board and the Committees of which they were members during 1995, except for Mr. Kadonada, who did not attend one meeting of the Board prior to his March 20, 1995 resignation.

COMPENSATION OF DIRECTORS

  Directors who are also full-time employees of the Company receive no additional compensation for their services as directors. During 1995, all nonemployee directors received an annual retainer of $5,000 and a fee of $2,500 for each meeting of the Board attended, and $1,000 for each telephonic Board meeting in which they participated. Such directors also received a fee of $1,000 for each meeting of a committee of the Board which they attended or participated in ($1,500 for committee Chairmen). There has been no change in the directors' compensation payments noted above since 1986. Effective as of March 27, 1996, nonemployee directors receive an annual retainer of $12,500 and a fee of $3,000 for each meeting of the Board attended. No change was made in the compensation to be received for telephonic Board meetings or for meetings of Committees of the Board. Directors are reimbursed for out-of-pocket expenses incurred by them in connection with their attendance at meetings of the Board of Directors and committees thereof.

  Nonemployee directors are entitled to receive additional compensation under the Company's 1991 Directors Stock Option Plan, as amended. Under the 1991 Directors Stock Option Plan, options to purchase 50,000 shares were authorized, and in December 1991 each nonemployee director was awarded 3,000 options which are exercisable at a price of $12.38 per share. This 1991 Directors Stock Option Plan further provides that, commencing in January 1993, and in each January thereafter, each nonemployee director is automatically entitled to receive options for 2,500 shares each year, with an exercise price equal to 100% of the market price on the date of grant. Accordingly, on January 4, 1993, each nonemployee director was awarded options to purchase 2,500 shares at a price of $9.38 per share, and on January 3, 1994, each nonemployee director was awarded options to purchase 2,500 shares at a price of $11.25 per share. Because of an inadequate number of shares remaining available under the 1991 Directors Stock Option Plan, no option awards were made to nonemployee directors in January 1995. As described later in this Proxy Statement, the Company is now seeking stockholder approval at this Annual Meeting to increase the number of shares available for issuance under the 1991 Directors Stock Option Plan and to increase the number of shares that are automatically issuable to nonemployee directors annually. For further information on the proposed changes to the 1991 Directors Stock Option Plan, reference is made to the description in this Proxy Statement under the heading "PROPOSAL 3".

  Directors who are also employees of the Company are participants in, and may be entitled to additional compensation in their capacity as employees under, the Company's short-term and long-term incentive compensation plans, as noted elsewhere in this Proxy Statement.

                       SECURITY OWNERSHIP OF MANAGEMENT

  The following table sets forth, as of April 5, 1996, the number of shares of the Company's common stock deemed to be beneficially owned (including shares which can be acquired within 60 days) by: (i) each director of the Company;
(ii) persons who have served during the last fiscal year as its Chief Executive Officer; (iii) the Company's other five most highly compensated officers; and (iv) all directors and all executive officers of the Company as a group, and the percentage of such shares to the total shares outstanding. Except as otherwise noted, the indicated owners have sole voting and investment power with respect to the shares specified.

                              NUMBER AND       RIGHT TO ACQUIRE
                           NATURE OF SHARES  BENEFICIAL OWNERSHIP  PERCENT OF CLASS
    NAME AND ADDRESS      BENEFICIALLY OWNED    WITHIN 60 DAYS(1) BENEFICIALLY OWNED
    ----------------      ------------------ -------------------- ------------------
John A. Allison(a)               8,500               1,250                 *
 2 Rue Verte, Big Canyon
 Newport Beach, CA 92660
Mark Burke                      26,000(2)           23,667                 *
 650 Town Center Drive
 Costa Mesa, CA 92626
David L. Cargile                 1,000              74,000               1.2%
 650 Town Center Drive
 Costa Mesa, CA 92626
Jonathan D. DuBois(a)           51,550(3)            8,000               1.0%
 Morgan, Lewis & Bockius
  LLP
 101 Park Avenue
 New York, NY 10178-0060
John T. Grush                   15,500              47,500               1.0%
 650 Town Center Drive
 Costa Mesa, CA 92626
George Kadonada                 10,000**               -0-                **
 10652 Villa Del Cerro
 Santa Ana, CA 92705
Craig J. Kelbe1                     30                 -0-                 *
 650 Town Center Drive
 Costa Mesa, CA 92626
John F. Kooken                  10,200(4)            5,000                 *
 1170 Lorain Road
 San Marino, CA 91108

                              NUMBER AND       RIGHT TO ACQUIRE
                           NATURE OF SHARES  BENEFICIAL OWNERSHIP  PERCENT OF CLASS
    NAME AND ADDRESS      BENEFICIALLY OWNED    WITHIN 60 DAYS(1) BENEFICIALLY OWNED
    ----------------      ------------------ -------------------- ------------------
L. Steven Medgyesy, M.D.       328,216(5)            8,000                5.5%
 6200 North Hiawatha
 Chicago, IL 60646
Bernard H. Ross                  3,000               2,500                  *
 1853 Mission Hills Lane
 Northbrook, IL 60062
Charles L. Schultz                 -0-                 -0-                  *
 325 South Rimpau Boule-
 vard
 Los Angeles, CA 90020
Howard S. Singer               228,055(6)           53,667(7)             4.6%
 6200 North Hiawatha
 Chicago, IL 60646
Kenneth C. Tyler                11,500                 -0-                  *
 17244 Exeter Place
 Northridge, CA 91325
Jose A. Velasco                  9,000              28,667                  *
 650 Town Center Drive
 Costa Mesa, CA 92626
All Directors and Execu-       572,710             252,251               13.6%
 tive Officers of the Company
 (13 persons) as a group

- --------
*  Indicates ownership of less than 1% of the Company's outstanding stock.

** As indicated in the records of the Company's Transfer Agent and Registrar.
   Due to Mr. Kadonada's resignation from his positions as an officer and director of the Company effective March 20, 1995, the Company is unable to determine whether Mr. Kadonada owns any other stock of the Company. Mr. Kadonada's stock holdings are not included in the aggregate amounts held by all directors and executive officers as a group. (See "EXECUTIVE COMPENSATION--EMPLOYMENT AGREEMENTS WITH EXECUTIVE OFFICERS" elsewhere in this Proxy Statement.)

(a) Messrs. Allison and DuBois will not serve on the Board of Directors following the 1996 Annual Meeting of Stockholders.

(1) Except as indicated in footnote (7), this column reflects the number of shares that could be purchased by exercise of options within 60 days of April 5, 1996, under the Company's stock option plans.

(2) Includes 2,000 shares held through Mr. Burke's individual retirement account.

(3) Includes 19,800 shares held by Mr. DuBois' wife individually and 14,000 shares held by Mr. DuBois' wife as trustee for their children, as to which 33,800 shares Mr. DuBois disclaims beneficial ownership. Also includes 2,000 shares held through Mr. DuBois' individual retirement account.

(4) Includes 500 shares held by Mr. Kooken and 500 shares held by Mr. Kooken's wife through their separate individual retirement accounts.

(5) Includes 158,800 shares owned directly by Dr. Medgyesy; 86,311 shares held by Dr. Medgyesy in his capacity as trustee of the Singer Family Trust, which trust is for the benefit of Howard S. Singer and members of his family; 9,060 shares held by Dr. Medgyesy's wife; 71,145 shares held in various trusts for the benefit of Dr. Medgyesy and members of his family (including the 33,530 shares held in trust by Mr. Singer, as noted below in footnote (6)); and 2,900 shares owned by a pension plan of which Dr. Medgyesy is a trustee and a participant. Dr. Medgyesy disclaims beneficial ownership in 86,311 of said shares.

(6) Includes 90,000 shares held directly by Mr. Singer; 86,311 shares held by Dr. Medgyesy in his capacity as trustee of the Singer Family Trust, which trust is for the benefit of Mr. Singer and members of his family; 8,414 shares held by Mr. Singer's wife as trustee for the benefit of their descendants; 33,530 shares held by Mr. Singer as trustee of certain trusts for members of the Medgyesy family; 7,000 shares held by a partnership of which Mr. Singer is the general partner; and 2,800 shares held by Mr. Singer's individual retirement account. Mr. Singer disclaims beneficial ownership in 41,944 of said shares.

(7) Includes 30,000 shares which Mr. Singer has the immediate right to acquire pursuant to options purchased from the Company by Mr. Singer's wholly owned corporation. See footnote (2) to OPTION/SAR EXERCISES AND YEAR-END VALUE TABLE elsewhere in this Proxy Statement.

               SECURITY OWNERSHIP OF CERTAIN OTHER STOCKHOLDERS

  The following table sets forth information regarding the beneficial ownership of each person, other than those affiliated with the management of the Company, known to the Company to own more than 5% of its outstanding common stock.

                                        AMOUNT
                                          AND
                                       NATURE OF    PERCENT
                                      BENEFICIAL      OF
   NAME AND ADDRESS                    OWNERSHIP     CLASS
   ----------------                   -----------   -------
   FMR Corp.
    82 Devonshire Street
    Boston, Massachusetts 02109        623,200(1)    10.7%
   Lorenzo J. Fertitta
    3360 W. Sahara Avenue, Suite 200
    Las Vegas, Nevada 89102            516,223(2)     8.8%
   Kramer Spellman L.P.
    2050 Center Avenue, Suite 300
    Fort Lee, New Jersey 07024         337,500(3)     5.8%
   Dimensional Fund Advisors Inc.
    1299 Ocean Avenue, 11th Floor
    Santa Monica, California 90401     317,200(4)     5.4%

- --------
(1) As disclosed in a letter to the Company dated April 4, 1996. Of this amount which is as of March 29, 1996, 284,200 shares are beneficially owned by Fidelity Management & Research Company as a result of serving as investment advisor to various investment companies and private funds, and 339,000 shares are beneficially owned by Fidelity Management Trust Company as trustee or managing agent. The letter states that FMR Corp. has sole voting power with respect to 339,000 shares and sole dispositive power with respect to 623,200 shares.

(2) As disclosed in Amendment No. 2 to Schedule 13D dated November 2, 1995, filed with the Securities and Exchange Commission ("SEC") and furnished to the Company. The Schedule 13D states that Lorenzo Fertitta has sole voting and dispositive powers with respect to 35,000 shares held by the LJF Trust, of which he is the sole trustee, and shared voting and dispositive powers with respect to 481,223 shares held by various trusts.

(3) As disclosed in a Schedule 13D dated March 29, 1996, filed with the SEC and furnished to the Company. The Schedule 13D indicates that Oren J. Kramer and Jay Spellman, together with the partnership, Kramer Spellman L.P., share voting and dispositive power with respect to such shares.

(4) As disclosed in a Schedule 13G dated January 31, 1995, filed with the SEC and furnished to the Company. Dimensional Fund Advisors Inc. ("Dimensional"), a registered investment advisor, is deemed to have beneficial ownership of 317,200 shares as of December 31, 1995, all of which shares are held in portfolios of DFA Investment Dimensions Group Inc., a registered open-end investment company, or in series of the DFA Investment Trust Company, a Delaware business trust, or the DFA Group Trust and DFA Participation Group Trust, investment vehicles for qualified employee benefit plans, all for which Dimensional serves as investment manager. Dimensional disclaims beneficial ownership of all such shares.


COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

  Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and officers, and persons who own more than 10% of a registered class of the Company's equity securities, to file with the Securities and Exchange Commission reports of ownership and changes in ownership of common stock and other equity securities of the Company. Officers, directors and greater than 10% shareholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

  Based solely on review of the copies of such reports furnished to the Company, the Company believes that, during the 1995 fiscal year, all filing requirements applicable to its officers, directors and greater than 10% beneficial owners were complied with.

                            EXECUTIVE COMPENSATION

                          SUMMARY COMPENSATION TABLE*

  The following table provides information concerning the annual and long-term compensation paid or credited by the Company for services rendered in all capacities during the fiscal years ended December 31, 1995, 1994 and 1993, to those persons who, during fiscal year 1995, (i) served in the position of Chief Executive Officer of the Company, and (ii) were the five most highly compensated officers of the Company. The officers who fulfill these descriptions are sometimes herein referred to collectively or separately as the "Named Executives."

            (A)               (B)     (C)       (D)         (E)          (G)            (I)
                        -------------------------------------------
                                                                     LONG-TERM
                                         ANNUAL COMPENSATION        COMPENSATION

                                                                     NUMBER OF
                                                                     SECURITIES
                                                                     UNDERLYING        ALL OTHER
     NAME AND PRINCIPAL     FISCAL             BONUS   OTHER ANNUAL   OPTIONS        COMPENSATION
          POSITION           YEAR   SALARY     /(1)/   COMPENSATION   GRANTED            /(2)/
  David L. Cargile**         1995  $350,100  $350,000     /(3)/       175,000        $ 99,178/(4)/
   President and Chief       1994  $274,471       -0-     /(3)/           -0-        $ 22,461/(4)/
   Executive Officer         1993  $220,100  $ 84,000     /(3)/        15,000        $  8,994/(4)/

- ------------------------------------------------------------------------------
  George Kadonada**          1995  $533,333       -0-     /(3)/           -0-        $543,800/(5)/
   Chief Executive Officer   1994  $400,000       -0-     /(3)/           -0-        $ 26,893/(5)/
   until March 20, 1995      1993  $400,000  $160,000     /(3)/        20,000        $ 26,248/(5)/

- ------------------------------------------------------------------------------
  Howard S. Singer**         1995  $216,876  $ 75,871     /(3)/         3,500        $  9,000/(6)/
   Executive Vice
    President--              1994  $209,537       -0-     /(3)/           -0-        $ 17,081/(6)/
   Corporate Finance and     1993  $205,100  $ 71,750     /(3)/        13,000        $  8,994/(6)/
    Investor Relations

- ------------------------------------------------------------------------------
  John T. Grush              1995  $291,693  $ 58,118     /(3)/         3,000        $ 20,213/(7)/
   Senior Vice President
    and                      1994  $284,870       -0-     /(3)/           -0-        $ 19,993/(7)/
   President of USF RE       1993  $283,600  $ 98,214     /(3)/        15,000        $  8,611/(7)/

- ------------------------------------------------------------------------------
  Craig J. Kelbel            1995  $181,516  $ 70,000     /(3)/         7,000        $ 12,534/(8)/
   Senior Vice President
    and                      1994  $165,107  $ 45,000     /(3)/           -0-        $ 12,333/(8)/
   President of USBenefits   1993  $147,578  $ 28,875     /(3)/           -0-        $  7,334/(8)/

- ------------------------------------------------------------------------------
  Mark Burke                 1995  $177,599  $ 53,250     /(3)/         1,500        $ 16,029/(9)/
   Senior Vice President,    1994  $175,944       -0-     /(3)/           -0-        $ 15,759/(9)/
   Chief Financial Officer   1993  $174,715  $ 36,769     /(3)/        13,000        $ 15,727/(9)/
   and Treasurer

- ------------------------------------------------------------------------------
  Jose A. Velasco            1995  $166,658  $ 58,295     /(3)/         3,500        $ 15,370/(10)/
   Senior Vice President,    1994  $155,466  $ 37,500     /(3)/           -0-        $ 12,987/(10)/
   Secretary and General     1993  $148,291  $ 45,883     /(3)/        13,000        $ 14,059/(10)/
   Counsel

* The Company has excluded from the SUMMARY COMPENSATION TABLE columns relating to awards of Restricted Stock (column f) and Long-Term Incentive Plan Payouts (column h) because no such awards or compensation were earned by or paid to the Named Executives in the fiscal years covered by the table.

** The employment during 1995 of Messrs. Kadonada, Singer and Cargile was pursuant to employment agreements described elsewhere in this Proxy Statement. See "EMPLOYMENT AGREEMENTS WITH NAMED EXECUTIVES" and "RELATED TRANSACTIONS" elsewhere in this Proxy Statement.

(1) Cash bonuses are made pursuant to the Company's Incentive Compensation Program (the "Incentive Program") if the Company achieves certain pre-established net income targets for each respective year, and are paid to employees during the first quarter of the subsequent year for services performed in the year indicated in the table. The gross amounts paid to all participants under the Incentive Program applicable to fiscal years 1995, 1994 and 1993 were $1,534,000, $502,000 and $1,205,000, respectively. With the exception of a $37,500 bonus payment to Jose A. Velasco, no bonuses were paid to the Named Executives for the 1994 fiscal year. See also "COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION" elsewhere in this Proxy Statement.

(2) Under the 401(k) Employees Savings Plan ("Savings Plan") as in effect through December 31, 1993, the Board had the right to determine whether the Company would make an annual contribution to the Savings Plan and the amount of any such contribution. For fiscal year 1993 the Company elected to match the amount of any contribution made by an employee, including the Named Executives, to such Savings Plan up to a maximum of 6% of salary (subject to limits established by the Internal Revenue Service). Under amendments to the Savings Plan effective as of January 1, 1994, the Company adopted a policy to make matching contributions up to 6% of the employee's annual salary, subject to the aforementioned Internal Revenue Service limits.

(3) The Company provides its executive officers health and group term-life insurance and other benefits generally available to all salaried employees, and certain additional noncash benefits, including club memberships and the use and maintenance of automobiles, which benefits in no individual case have an aggregate incremental cost to the Company which exceeds the lesser of $50,000 or 10% of that individual's total salary and bonus as reported in the "SUMMARY COMPENSATION TABLE." See also "EMPLOYMENT AGREEMENTS WITH NAMED EXECUTIVES" elsewhere in this Proxy Statement for compensation payments to Mr. Cargile and Mr. Singer (or their named beneficiaries) in the event of their disability or death during the term of their employment agreements.

(4) With respect to Mr. Cargile: $9,000 was paid in 1995, $9,000 in 1994, and $8,994 in 1993 as the Company's matching contribution to the Savings Plan; and $13,461 in 1994 was paid for accrued but unused vacation. In addition, as a result of the loan forgiveness arrangement and the additional income taxes incurred as a part of Mr. Cargile's required relocation from Atlanta, Georgia, to Southern California, Mr. Cargile received additional compensation of $90,178 attributable to 1995. See "RELATED TRANSACTIONS" elsewhere in this Proxy Statement.

(5) George Kadonada served as the Company's Chief Executive Officer until March 20, 1995, when he executed a Settlement Agreement and General Release and resigned as an officer and director. The provisions of such Agreement provided that the Company would, among other terms: (i) pay to Mr. Kadonada a specific amount in consideration of the cancellation of his 1991 employment agreement and his 1994 severance agreement; (ii) transfer to Mr. Kadonada the Company automobile, computer and certain other equipment then being used by him in his capacity as Chief Executive Officer; (iii) cancel the unpaid balance of a loan, travel advances and accrued but unreimbursed travel expenses. The result of these provisions was a payment by the Company to Mr. Kadonada of cash and property aggregating $534,800 in addition to the salary reported under column (c) of this table. Mr. Kadonada also received $9,000 in 1995, $9,000 in 1994 and $8,613 in 1993 as the Company's matching contribution to the Savings Plan; and $15,384 for 1994 and $15,326 for 1993 was paid for accrued but unused vacation. In addition, Mr. Kadonada received economic benefits amounting to $2,509 in 1994 and $2,309 in 1993 as a result of a split-dollar insurance arrangement provided for in his employment agreement.

(6) With respect to Mr. Singer: $9,000 was paid in 1995, $9,000 in 1994, and $8,994 in 1993 as the Company's matching contribution to the Savings Plan; and $8,081 in 1994 was paid for accrued but unused vacation.

(7) With respect to Mr. Grush: $9,000 was paid in 1995, $9,000 in 1994, and $8,611 in 1993 as the Company's matching contribution to the Savings Plan; and $11,213 in 1995 and $10,993 in 1994 was paid for accrued but unused vacation.

(8) With respect to Mr. Kelbel: $9,000 was paid in 1995, $9,000 in 1994, and $4,497 in 1993 as the Company's matching contribution to the Savings Plan; and $3,534 in 1995, $3,333 in 1994, and $2,837 in 1993 was paid for accrued but unused vacation.

(9) With respect to Mr. Burke: $9,000 was paid in 1995, $9,000 in 1994, and $8,994 in 1993 as the Company's matching contribution to the Savings Plan; and $7,029 in 1995, $6,759 in 1994, and $6,733 in 1993 was paid for accrued but unused vacation.

(10) With respect to Mr. Velasco: $9,000 was paid in 1995, $6,978 in 1994, and $8,853 in 1993 as the Company's matching contribution to the Savings Plan; and $6,370 in 1995, $6,009 in 1994, and $5,206 in 1993 was paid for accrued but unused vacation.

                       OPTION GRANTS IN LAST FISCAL YEAR

  The following table provides additional information on grants to the Named Executives of stock options pursuant to the Company's 1991 Employee Stock Option Plan ("1991 Employee Plan") awarded during the fiscal year ended December 31, 1995, which options are also reflected in the "SUMMARY COMPENSATION TABLE." Also see footnote (1) to "OPTION/SAR EXERCISES AND YEAR-END VALUE TABLE" elsewhere in this Proxy Statement. This table also illustrates the comparable potential appreciation in value over a five-year period of stock held by the Company's stockholders as a group, and by a unit of 1,000 shares, from the value of the Company's common stock of $21.375 per share, the closing price on December 31, 1995, as reported by The Wall Street Journal.

                                                                          POTENTIAL
                                                                          REALIZABLE
                                                                       VALUE AT ASSUMED
                                                                        ANNUAL RATES OF
                                                                         STOCK PRICE
                                                                         APPRECIATION
                                                                        FOR OPTION TERM
                                                                       (5-YEAR PERIOD)(2)
                         INDIVIDUAL GRANTS

       (a)               (b)           (c)         (d)        (e)        (f)       (g)
                                    % OF TOTAL
                                     OPTIONS
                      NUMBER OF      GRANTED
                      SECURITIES      TO ALL
                      UNDERLYING   EMPLOYEES IN  EXERCISE
                       OPTIONS     LAST FISCAL   OR BASE   EXPIRATION
      NAME             GRANTED(1)      YEAR       PRICE(1)    DATE        5%       10%
  David L. Cargile     100,000         42.9%      $13.38    03/21/00   $369,689  $816,849
                        75,000         32.2%      $17.13    06/27/00   $354,976  $784,340
- -----------------------------------------------------------------------------------------
  George Kadonada          -0-          -0-          N/A         N/A        -0-       -0-
- -----------------------------------------------------------------------------------------
  Howard S. Singer       3,500          1.5%      $20.00    09/26/00   $ 19,341  $ 42,735
- -----------------------------------------------------------------------------------------
  John T. Grush          3,000          1.3%      $20.00    09/26/00   $ 16,578- $ 36,630
- -----------------------------------------------------------------------------------------
  Craig J. Kelbel        7,000          3.0%      $20.00    09/26/00   $ 38,682- $ 85,470
- -----------------------------------------------------------------------------------------
  Mark Burke             1,500          0.6%      $20.00    09/26/00   $  8,289  $ 18,315
- -----------------------------------------------------------------------------------------
  Jose A. Velasco        3,500          1.5%      $20.00    09/26/00   $ 19,341- $ 42,735


                                                             POTENTIAL GAIN FOR
                                                                STOCKHOLDERS
                                                                 AT RATE OF
                                                         ---------------------------
                                                             5%              10%


  All Stockholders       N/A     N/A     N/A     N/A     $34,126,418     $76,128,435
- ------------------------------------------------------------------------------------
  Per 1,000 Shares       N/A     N/A     N/A     N/A     $     5,906     $    13,049


(1) With the exception of the options granted to David L. Cargile as of March 22 and June 28, 1995, all options were granted to the Named Executives as of September 27, 1995. One-half of the options become exercisable on the first and second anniversary dates, respectively, of such grant, and all options expire five years therefrom. The exercise price of the options was the closing price of the Company's common stock on the date of grant as reported by The Wall Street Journal.

(2) The information set forth in columns (f) and (g) is at an assumed annual rate of appreciation over the 5-year period, commencing at the option grant date. The appreciation figures set forth are net of the option exercise price, but before taxes associated with the option exercise and assume the options are not exercised until the end of the five-year period. THESE FIGURES SHOULD NOT BE VIEWED IN ANY WAY AS A FORECAST OF ACTUAL RESULTS OF THE FUTURE PERFORMANCE OF THE COMPANY'S STOCK, WHICH WILL BE DETERMINED BY UNKNOWN FUTURE EVENTS AND FACTORS, INCLUDING MARKET CONDITIONS AS WELL AS THE OPTION HOLDERS' CONTINUED EMPLOYMENT THROUGHOUT THE OPTION VESTING PERIOD.

                 OPTION/SAR EXERCISES AND YEAR-END VALUE TABLE

  Except as indicated in footnote (2), the following table provides information with respect to options to purchase the Company's common stock granted to the Named Executives in prior years under the Company's 1988 Employee Stock Plan and its 1991 Employee Plan, the number of shares acquired by the Named Executives upon exercise of options during the 1995 fiscal year and the number of options held by each of them at December 31, 1995.

      (a)                  (b)         (c)                (d)                           (e)
                        NUMBER OF
                         SHARES                 NUMBER OF SECURITIES        VALUE OF UNEXERCISED IN-
                        ACQUIRED      VALUE    UNDERLYING UNEXERCISED       THE-MONEY OPTIONS HELD AT
       NAME           ON EXERCISE   REALIZED  OPTIONS HELD AT 12/31/95      12/31/95/(1)/

                                              EXERCISABLE  UNEXERCISABLE    EXERCISABLE UNEXERCISABLE


  David L. Cargile        1,000    $    3,750   24,000        180,000        $236,500    $1,239,500
- -----------------------------------------------------------------------------------------------------
  George Kadonada        85,000    $  480,500      -0-            -0-             -0-           -0-
- -----------------------------------------------------------------------------------------------------
  Howard S. Singer       90,000    $1,361,250   53,667/(2)/     7,833        $580,394    $   36,768
- -----------------------------------------------------------------------------------------------------
  John T. Grush          25,000    $  320,625   47,500          8,000        $463,663    $   41,000
- -----------------------------------------------------------------------------------------------------
  Craig J. Kelbel        18,000    $  194,580      -0-          7,000             -0-    $    9,625
- -----------------------------------------------------------------------------------------------------
  Mark Burke             32,000    $  355,375   23,667          5,833        $198,962    $   34,018
- -----------------------------------------------------------------------------------------------------
  Jose A. Velasco         9,000    $   92,250   23,667          7,833        $270,119    $   36,768


(1) Based on the closing price of the common stock of $21.375 on December 31, 1995 as reported by The Wall Street Journal, minus the exercise price of the option.

(2) Pursuant to a consulting agreement with the Company which expired on November 30, 1991 prior to his becoming an executive officer, Mr. Singer rendered financial consulting services to the Company through his wholly owned corporation, H.S. Singer Company, Inc. ("Singer Company"). The consulting arrangement provided that Singer Company had the right to acquire options, at a price of $1 per share, to purchase stock of the Company, the exercise price of such options to be determined by the Board of Directors. Pursuant to this agreement, Singer Company acquired five-year options to purchase an aggregate of 120,000 shares of the Company's common stock at prices ranging from $3.50 per share to $13.00 per share. Singer Company was later dissolved and the options described herein were transferred to Mr. Singer. As of December 31, 1995, options for 30,000 shares remained unexercised and will expire in 1996.

            COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

  Under rules adopted by the Securities and Exchange Commission ("SEC"), the Company's Proxy Statement must include a report from the Compensation Committee explaining compensation policies with respect to all of the Company's executive officers, and specifically discussing the factors and criteria upon which the compensation of the Company's Chief Executive Officer for the 1995 fiscal year was based. In fulfillment of these requirements, the Compensation Committee has prepared this report.

GENERAL

  The Company's compensation program for the 1995 fiscal year consisted of three components: annual cash salaries, potential cash bonuses under its Incentive Compensation Program (the "Incentive Program"), and long-term incentives, currently stock option awards.

  Base salaries of all employees, except for the Chief Executive Officer, are generally set in accordance with the Company's Salary Administration Program, which provides a system for evaluation of each employee to determine the employee's salary level based upon a variety of factors, including job function, expertise, experience and the competitive placement of such position relative to other companies. Management of the Company establishes the base salaries for those employees below the level of the senior officers.

  The Incentive Program provides for the payment of cash bonuses. The amount which an eligible participant can receive depends on the component of the Incentive Program in which such person participates, the extent to which the Company meets a predetermined earnings target for the respective year and the participant's job performance for the subject year. Payments under the Incentive Program to eligible participants below the level of senior officers are made at the discretion of the Chief Executive Officer, subject to approval by the Compensation Committee of the aggregate amount of such payments. The Compensation Committee approves the payments made under the Incentive Program to each senior officer.

  The Chief Executive Officer recommends to the Compensation Committee the type and number of awards under the Company's employee stock option plans to be granted to eligible employees, which recommendations generally have been adopted by the Compensation Committee after a thorough review of such recommendations. The salary, bonus payments and stock option awards for the Chief Executive Officer are recommended by the Compensation Committee to the full Board, which may adopt or modify or reject any such recommendations. Directors who are also employees do not participate in the discussions or vote on matters affecting any aspect of the Chief Executive Officer's compensation.

COMPENSATION POLICIES FOR EXECUTIVES

  The goals of the Company's compensation program have been to further the Company's business objectives, and at the same time to attract, retain and reward those executives who contribute to its success. During the past few years the Compensation Committee has adopted an approach for compensating executive officers which seeks to more directly link executive compensation with achievement of profitability goals and the strategic goal of enhancing stockholder value on a short-term and long-term basis. Under this approach compensation continues to be predicated on the use of base pay, cash bonuses and stock options. The objective of this approach is to align the interests of senior executives with those of stockholders by tying the value of a portion of the senior executives' compensation to the Company's performance.

  Historically, the Company's approach toward base pay has been to provide executive officers with salaries which are in the higher quartile of the range of competitive salaries paid to executives of companies in similar sectors of the insurance industry. The initial purpose of this approach was to attract highly skilled and experienced individuals to a company that had only recently become publicly traded and which was in the process of expanding into new lines of business. As the Company matured it has continued to seek information regarding executive salary levels for comparable companies through various sources, including salary surveys and analyses presented by an independent compensation consultant engaged by the Company. However, the Committee is now placing greater emphasis on incentive based compensation for the Company's senior executive officers by linking their performance to their cash bonus awards and their stock option grants.

  Awards under the Incentive Program as in effect for 1995 were related to achievement of net income goals. The Compensation Committee has the ability under the Incentive Program to evaluate other factors relating to the Company's and management's performance when considering whether to award bonuses and, if such awards are to be made, the amount of bonuses to be paid to each executive officer. For 1995 the Company met and exceeded its net earnings target. Accordingly, bonuses were paid under the Incentive Program to the Company's executive officers ranging from 20% to 39% of their annual salary. The amount each executive officer received was based on the target amount for each executive, which target amounts are generally based on position held and level of responsibility. However, the Committee modified the target amount in some cases after receipt of recommendations from the Chief Executive Officer, who evaluated each executive officer's level of performance and accomplishment during the 1995 year. Among the factors considered were the executive's effectiveness as a manager of personnel with respect to the attainment of individual performance goals; the results of the operations under the executive's direction as compared to the Company's business plan; the extent and quality of the executive's participation in the Company's long-range strategic planning and other contributions to the Company's success during 1995.

  In determining the amount of the stock options to be granted to each executive officer, the Compensation Committee has considered various factors, primarily related to levels of responsibility, the performance of each officer in his or her area of responsibility and his or her contribution to the success of the overall business results. As more emphasis is being placed by the Compensation Committee on the long-term incentives, increased usage of stock options for senior executives is planned, subject to the availability of such options for these awards. During 1995, limited awards of stock options were made to the senior executives in recognition of the contributions made by them to the Company's success during that year. These option awards were based on each executive officer's individual performance as evaluated by the Company's Chief Executive Officer.

COMPENSATION OF CHIEF EXECUTIVE OFFICER

  The compensation of George Kadonada during 1995 while he served as Chief Executive Officer of the Company was a function of prior contractual commitments entered into with Mr. Kadonada in connection with his services as Chief Executive Officer through March 20, 1995, and contractual commitments entered into in connection with his departure from the Company.

  Mr. Cargile's salary is determined by his August 1994 employment agreement entered into when he assumed the position of President and Chief Operating Officer, which provides that the Board can grant him a discretionary bonus. When Mr. Cargile became the Company's Chief Executive Officer in March 1995, his salary was not increased. In determining the appropriate bonus for Mr. Cargile for the 1995 year, the Compensation Committee took into account a variety of factors relative to Mr. Cargile's performance and the requirements of the position. Notably, the Committee considered the substantial contributions which Mr. Cargile made in revitalizing the Company during 1994 and 1995. The Committee noted that under Mr. Cargile's leadership the Company's performance improved considerably in all areas, including the reduction of operating expenses while improving productivity and the quality of operations, a significant increase in revenues, a significant increase in profitability and a meaningful appreciation in the price of the Company's stock which permitted the Company's stockholders to benefit from the progress made by the Company under Mr. Cargile's leadership.

  The Committee also took into account the need to align Mr. Cargile's long-term interests with those of stockholders and, accordingly, awarded to Mr. Cargile options to purchase 175,000 shares of stock as described elsewhere in this Proxy Statement. Options to purchase 100,000 shares were granted to Mr. Cargile following his appointment as Chief Executive Officer and the balance was awarded to Mr. Cargile in connection with his relocation to the Company's corporate offices in California. With respect to the latter, the Compensation Committee had initially recommended a grant of 50,000 shares of restricted stock, but the Board requested that the Committee modify such recommendation to an award of options to purchase 75,000 shares of stock. The Board concluded that issuance of stock options would more appropriately further the Company's compensation goals. The options awarded to Mr. Cargile are designed to provide him with an incentive to continue his efforts to maximize stockholder value.

  Since the Company required that Mr. Cargile relocate to Orange County from Atlanta, Georgia, the Committee recommended that such move should be at no cost to Mr. Cargile, that the Company should pay Mr. Cargile's relocation expenses, should assist him in the purchase of a residence in California through a loan that will be partially forgiven over the next five years and should pay any additional taxes incurred by Mr. Cargile that result from the above-described arrangements. The Compensation Committee determined that such action was warranted in view of Mr. Cargile's proven leadership and the desirability of ensuring a continuation of his management.

DEDUCTIBILITY OF EXECUTIVE COMPENSATION

  The 1993 Omnibus Budget Reconciliation Act ("OBRA") provides that the income tax deductions of publicly traded companies in tax years beginning on or after January 1, 1994 may be limited to the extent total compensation (including base salary, annual bonus, stock option exercises and nonqualified benefits) for certain executive officers exceeds $1,000,000 in any one year. Under OBRA, the deduction limit does not apply to payments which meet certain requirements to qualify as "performance-based" compensation.

  The Compensation Committee intends to consider various alternatives to preserve the deductibility of compensation payments to the extent it is reasonably practicable and consistent with its other objectives. In this connection, the Company is currently seeking stockholder approval of amendments to the Company's 1991 Employee Stock Option Plan, and intends to operate such plan within the requirements of Section 162(m) to preserve the corporate deductibility of executive compensation. The Company may, however, pay compensation which is not deductible in limited circumstances when sound management of the Company so requires, and the Committee believes that if any such loss of deductibility occurs it would not be materially adverse to the Company. For fiscal year 1995, no executive officer's taxable compensation exceeded the $1,000,000 limit on deductibility.

                                         COMPENSATION COMMITTEE

                                           Bernard H. Ross, Chairman

                                   John A. Allison            Charles L. Schultz
                                   L. Steven Medgyesy, M.D.   Kenneth C. Tyler


  THE ABOVE REPORT OF THE COMPENSATION COMMITTEE WILL NOT BE DEEMED TO BE INCORPORATED BY REFERENCE INTO ANY FILING BY THE COMPANY UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES EXCHANGE ACT OF 1934, EXCEPT TO THE EXTENT THAT THE COMPANY SPECIFICALLY INCORPORATES THE SAME BY REFERENCE.

          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

  Pursuant to a written consulting agreement effective April 1, 1991, Dr. Medgyesy, a director of the Company who is a member of the Compensation Committee, was paid a fee of $60,000 per year for services as Medical Director of USBenefits. This consulting arrangement was terminated on March 31, 1996. See "RELATED TRANSACTIONS" elsewhere in this Proxy Statement.

  All of the directors who served on the Compensation Committee during 1995 were nonemployee directors.

  It has been customary for Mr. Kadonada (until his March 20, 1995 resignation), Mr. Cargile and Mr. Singer, who serve as directors and executive officers of the Company, and for Mark Burke, Chief Financial Officer, and Jose
A. Velasco, Secretary and General Counsel, to attend meetings of the Compensation Committee to give information and advice. However, such officers do not attend executive sessions of the Compensation Committee when issues related to their compensation are being discussed, nor are they permitted to vote on any matter or on any of the Compensation Committee decisions or recommendations.

            COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN AMONG
       US FACILITIES CORPORATION, THE NASDAQ INSURANCE STOCKS INDEX AND
          TOTAL RETURN FOR THE NASDAQ STOCK MARKET (U.S.) INDEX(/1/)
                    DECEMBER 31, 1990 TO DECEMBER 31, 1995

                        PERFORMANCE GRAPH APPEARS HERE

Measurement Period       US FACILITIES   NASDAQ INSURANCE   TOTAL RETURN
(Fiscal Year Covered)    CORPORATION     STOCKS INDEX       NASDAQ (U.S.) INDEX
- -------------------      -------------   ----------------   -------------------
Measurement Pt-12/31/90     $100              $100              $100
FYE    6/30/91              $280.7            $121.6            $128.4
FYE   12/31/91              $383.9            $141.0            $160.6
FYE    6/30/92              $264.5            $149.0            $154.3
FYE   12/31/92              $258.1            $190.8            $186.9
FYE    6/30/93              $235.5            $198.7            $194.0
FYE   12/31/93              $300.0            $204.1            $214.5
FYE    6/30/94              $332.3            $194.5            $195.9
FYE   12/31/94              $258.1            $192.0            $209.7
FYE    6/30/95              $421.9            $223.5            $261.4
FYE   12/31/95              $556.8            $272.9            $296.3


(1) Assumes $100 invested on December 31, 1990 in the Company's common stock and in the specified indices. The stock price performance depicted in the graph above represents past performance only and is not indicative of future performance.

  NOTWITHSTANDING ANYTHING TO THE CONTRARY SET FORTH IN ANY OF THE COMPANY'S PREVIOUS FILINGS WITH THE SEC UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES EXCHANGE ACT OF 1934 THAT MIGHT INCORPORATE FUTURE FILINGS, INCLUDING THIS PROXY STATEMENT, IN WHOLE OR IN PART, THE PERFORMANCE GRAPH AND COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION SET FORTH ABOVE IN THIS PROXY STATEMENT SHALL NOT BE INCORPORATED BY REFERENCE INTO ANY SUCH FILINGS.

                  EMPLOYMENT AGREEMENTS WITH NAMED EXECUTIVES

  David L. Cargile: Pursuant to an employment agreement effective as of January 1, 1992, Mr. Cargile was engaged by the Company as a Senior Vice President at an annual base salary of $220,000, which could be supplemented by a discretionary bonus granted by the Board of Directors. Under a new employment agreement entered into as of August 4, 1994, and terminating October 31, 1996, Mr. Cargile was employed as the Company's President and Chief Operating Officer at an annual base salary of $350,000, which salary may be supplemented annually by a bonus granted by the Board of Directors, at its discretion. In addition, Mr. Cargile is entitled to be furnished with an automobile and all other benefits available to senior executive officers, as well as participation in the Company's stock option, medical insurance and the other benefit plans available to the Company's employees generally. Under this agreement the Company has the right to terminate Mr. Cargile's employment at any time without cause, in which event he is entitled to be paid 150% of the salary payments due to him under the remaining term of his employment agreement and the title, free of liens, to the Company automobile then being used by him. In the event of his death or disability during his employment with the Company, Mr. Cargile (or his beneficiary) is entitled to receive a sum equal to the amount of compensation remaining due for the full term of the employment agreement, but in no event less than one (1) year's compensation. Mr. Cargile was appointed as the Company's Chief Executive Officer on March 22, 1995, after Mr. Kadonada's March 20, 1995 resignation.

  On July 21, 1995, Mr. Cargile's employment agreement was amended to reflect that his appointment as Chief Executive Officer required his relocation and the relocation of his family and residence from Atlanta, Georgia, to the Southern California area. Since this move was made as a condition of his position with the Company, the Company agreed to pay for or reimburse Mr. Cargile for all costs incurred in connection with such relocation. Among other arrangements, the Company agreed to purchase for resale Mr. Cargile's Atlanta residence and to provide financing with respect to a portion of the funds Mr. Cargile required for the purchase of a comparable Orange County residence, with a monthly credit against the amount loaned to him for each month that Mr. Cargile is employed by the Company in an amount sufficient to amortize such loan in sixty (60) months. In addition, the Company agreed to pay to Mr. Cargile such additional compensation as is required to compensate him for the additional state and federal taxes due which will arise as a result of the credit he will receive against the loan balance, and for the increase in state taxes Mr. Cargile will experience as a California resident as contrasted with the state taxes he would otherwise pay as a resident of Georgia. For additional information concerning the loan noted above, see "RELATED TRANSACTIONS" elsewhere in this Proxy Statement.

  Howard S. Singer: Mr. Singer was employed by the Company as Executive Vice President effective December 1, 1991 pursuant to an employment agreement which expires on November 30, 1996. The agreement provides for an annual base salary of $200,000 which may be increased from time to time. During fiscal year 1995 Mr. Singer was paid an aggregate salary of $216,876. The agreement also provides for a bonus as may be granted by the Board, participation in the Company's stock option, medical and other benefit plans available to the Company's employees generally, the use of an automobile and a one-time "piggyback" registration right with respect to Company stock owned by Mr. Singer, at no cost to him. Under this agreement the Company has the right to terminate Mr. Singer's employment at any time without cause, in which event he is entitled to be paid 150% of the salary payments due to him under the remaining term of his employment agreement and the title, free of liens, to the Company automobile then being used by him. In the event of his death or disability during his employment with the Company, Mr. Singer (or his beneficiary) is entitled to receive a sum equal to the amount of compensation remaining due for the full term of the employment agreement, but in no event less than one
(1) year's compensation.

  George Kadonada: The Company entered into an employment agreement with George Kadonada effective as of November 1, 1991, which was scheduled to expire on October 31, 1996. Under this agreement Mr. Kadonada was entitled to receive an annual base salary of $400,000, a bonus as granted at the discretion of the Board of Directors, participation in the Company's stock option and other employee benefit plans, use of an automobile, a one-time, free "piggyback" registration right with respect to his Company stock and insurance coverage for Mr. Kadonada and his wife. Mr. Kadonada resigned as an officer and director of the Company and its subsidiaries as of March 20, 1995, and all employment agreements and other severance agreements were terminated under the terms of the Settlement Agreement and General Release between Mr. Kadonada and the Company. For further information, see footnote (5) to the "SUMMARY COMPENSATION TABLE" elsewhere in this Proxy Statement.

  Severance Agreements: On May 24, 1994, the Company entered into severance agreements with David L. Cargile, John T. Grush, Mark Burke, Craig J. Kelbel, Howard S. Singer and Jose A. Velasco pursuant to which each of these executives would be entitled to receive a payment equal to two years of their respective annual salary plus an amount equal to the largest annual cash bonus received, as well as a continuation for two years of life and medical insurance benefits, in the event the said executive's employment is terminated by the Company (other than for cause) or is terminated by the executive "for good reason" within two years after a change in control of the Company. For purposes of these agreements, the term "change in control" includes a merger of the Company with another company which results in a 50% change of the combined voting power of the Company's securities or the sale of more than 50% of the Company's assets or, under certain circumstances, the acquisition by any person of more than 10% of the Company's securities. "Good reason" includes a reduction in the executive's salary, the reassignment of the executive to certain geographic locations, or the assignment to the executive of duties inconsistent with the status of his position immediately preceding the change in control. While Mr. Kadonada also entered into a severance agreement with the Company on the above date, that contract was terminated by mutual agreement in connection with his resignation from the Company in March 1995.

                             RELATED TRANSACTIONS

  One of the conditions of David L. Cargile's appointment as Chief Executive Officer was the relocation of his family and residence to the Southern California area. In this connection, his employment agreement was amended to provide that the Company would reimburse Mr. Cargile for additional expenses he incurred as a result of such move. Such items include the purchase of his residence in Georgia, his moving expenses, the increased mortgage payment due to significantly higher real estate costs in California, and the increased state income taxes, all to be grossed up for additional income taxes he incurs relative to the aforementioned items. In implementation of these agreements, the Company granted Mr. Cargile a loan in the principal amount of $649,000, secured by a trust deed on his new residence, bearing interest at 6.05% per annum. Of that loan, $414,765 of the principal amount is being forgiven by the Company ratably over 60 months. Additionally, the full amount of the loan will be forgiven if Mr. Cargile dies or becomes disabled or if his employment terminates for any reason. As of March 31, 1996, $596,571 of the principal amount of the above-noted loan was outstanding. Such forgiveness, including appropriate income taxes, amounted to additional compensation of $78,936 in 1995. Additionally, Mr. Cargile recognized additional compensation of $11,242 in 1995 related to his increased state income taxes.

  As noted under the heading "COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION" elsewhere in this Proxy Statement, the consulting fee paid to Dr. Medgyesy, a director of the Company, terminated on March 31, 1996.

                                PROPOSAL NO. 2
                       APPROVAL OF AMENDED AND RESTATED
                        1991 EMPLOYEE STOCK OPTION PLAN

GENERAL

  The Company is seeking approval of the stockholders to amend the Company's 1991 Employee Stock Option Plan (the "1991 Employee Plan" or "Plan") as described below. A copy of the 1991 Employee Plan, as proposed for amendment, is attached hereto as Exhibit A.

  Of the 800,000 shares which have been authorized for issuance under the 1991 Employee Plan, net options covering 742,400 shares of common stock have been granted and options for 57,600 shares of common stock remain available for future grants. An aggregate of 244,750 shares of common stock have been issued pursuant to the exercise of the options granted under the 1991 Employee Plan, and options for 497,650 shares have not been exercised. The closing price of the Company's common stock on The Nasdaq Stock Market on April 4, 1996, as reported by The Wall Street Journal was $19.75 per share.

DESCRIPTION OF THE CURRENT 1991 EMPLOYEE PLAN

  The 1991 Employee Plan was designed and adopted to meet the present and anticipated needs of the Company in retaining, attracting, motivating and rewarding employees through the use of stock options. The Plan is an "omnibus" stock option plan, administered by nonemployee members of the Board of Directors (the "Compensation Committee" or "Committee") and allows the issuance of incentive stock options ("ISOs"), nonqualified stock options ("NQSOs"), stock appreciation rights ("SARs") and restricted stock, or any combination thereof, at the discretion of the Committee. All employees of the Company are eligible to receive an award under the Plan. Currently it is estimated that approximately 150 persons are eligible to receive awards under the Plan.

  The exercise price for each option may not be less than 100% of the fair market value per share of the Company's common stock on the date of grant (110% if the optionee is the beneficial owner of more than 10% of the Company's stock), and the expiration date of any option shall be not more than ten years after the date of grant (five years for more than 10% stockholders); provided, however, that within such limits the exact purchase price and expiration date, as well as the vesting provisions of the grant shall be determined by the Committee. Restricted stock may be issued on such terms and conditions, including purchase price and nature and length of restrictions, as the Committee may prescribe. The purchase price for restricted stock may be less than the fair market value of the common stock on the date of grant of the restricted stock award. Payment for the shares to be issued upon exercise may be made in a combination of cash, check or shares of the Company's common stock owned by the optionee. Specific limitations exist under the 1991 Employee Plan on the transferability by the recipient during the life of the recipient. Specific limitations are also imposed upon the exercise of granted but unexercised ISOs, NQSOs and SARs in the event of termination of employment, death, disability or retirement at or after age 55. The Plan contains typical anti-dilution arrangements for protection of participating employees in the event of a stock split, stock dividend, recapitalization, merger, consolidation or reorganization if the Committee determines, in its discretion, that such changes equitably require an adjustment.

  Subject to the provisions of the Plan, the Committee or the Board has the authority to construe and interpret the Plan and to make all determinations necessary or advisable for the administration of the Plan. All determinations of the Committee or the Board are binding on Plan participants. If any option granted under the Plan shall expire, terminate or otherwise be cancelled for any reason without having been exercised in full, the unpurchased shares subject thereto will again be available for issuance under the Plan. If any restricted stock is forfeited to the Company, such shares will again be available for purposes of the Plan. The 1991 Employee Plan may be amended by the Committee, provided that any material amendment shall be approved by an affirmative vote of the Company's stockholders.

PROPOSED AMENDMENTS TO THE 1991 EMPLOYEE PLAN

  The Plan is being amended in various respects, the first of which is to adjust the number of shares authorized to be issued under the Plan. As proposed to be amended, the stock subject to the Plan shall consist of the number of shares previously authorized to be issued under the Plan plus (i) an additional 200,000 shares of the Company's common stock, with (ii) an annual number of incremental shares to be added to the Plan on the first trading day of each successive calendar year commencing after December 31, 1996, which incremental amount shall be calculated at 5% of the total outstanding shares of the Company as of the last day of the prior calendar year, less any shares authorized but unissued under the Plan. The total allocation of shares available for issuance under the 1991 Employee Plan, when added to the total amount of shares authorized but unissued under all of the Company's option plans, shall not at any time exceed 15% of the total outstanding shares of the Company's common stock on a fully diluted basis.

  In addition, under the amendment the number of shares issuable as restricted stock may not exceed 50,000 shares, and the maximum number of shares issuable as ISOs shall be the lesser of the number of shares available for grant under the Plan or 500,000 shares.

  The Plan is also being amended to comply with the limitations imposed by
Section 162(m) of the Internal Revenue Code as noted in greater detail below. These changes include a provision limiting the number of awards that can be granted to one eligible person to no more than 120,000 shares of the Company's common stock in one calendar year if such grant would otherwise be subject to
Section 162(m). Furthermore, if Section 162(m) would otherwise apply and if the amount of compensation an eligible person would receive under an award is not based solely on an increase in the value of the underlying common stock of the Company after the date of grant or award, the Committee can condition the grant, vesting or exercisability of such an award on the attainment of a pre-established objective performance goal.

  The Plan currently provides that in the event of a "change in control" of the Company, all outstanding options vest and become immediately exercisable, but does not specify what constitutes a change in control. The proposed amendment is designed to clarify the existing change in control provision in the Plan and make the 1991 Employee Plan provisions consistent with the Company's 1991 Directors Plan. The proposed amendment would provide generally that, subject to certain exceptions set forth in the Plan, a change in control occurs upon: (i) any "person," as such item is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended ("Exchange Act"), is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange
Act), directly or indirectly, of securities of the Company representing 25% or more of the combined voting power of the Company's then outstanding voting securities; (ii) individuals who, as of the date of the Plan, constituted the Board of Directors ("Incumbent Board") cease for any reason to constitute at least a majority of the Board, provided that any person becoming a director subsequent to such date whose election, or nomination for election by the Company's stockholders, is approved by a vote of at least a majority of the directors then comprising the Incumbent Board (other than an election or nomination of an individual whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of the directors of the Company, as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) shall, for the purposes of this Plan, be considered as though such person were a member of the Incumbent Board; (iii) the stockholders of the Company approve a merger or consolidation with any other corporation, other than (1) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of another entity) more than 50% of the combined voting power of the voting securities of the Company or such other entity outstanding immediately after such merger or consolidation, or (2) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no person acquired 50% or more of the combined voting power of the Company's then outstanding voting securities; or (iv) the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or other disposition by the Company of all or substantially all of the Company's assets.

  Under the amended Plan, the Committee may in its discretion allow the exercise of an option in a broker-assisted transaction in which the exercise price will not be received by the Company until promptly after the exercise, or allow the Company to loan the exercise price to the person entitled to exercise an award, if the exercise is followed by a prompt sale of some or all of the underlying shares and a portion of the sale proceeds is dedicated to full payment of the exercise price and any applicable taxes.

TAX CONSEQUENCES

  The following is a brief description of the federal income tax treatment which will generally apply to an award made under the Plan, based on federal income tax laws in effect on the date hereof. The exact federal income tax treatment of an award will depend on the specific nature of the award. Such an award may, depending on the conditions applicable to the award, be taxable as an option, as restricted or unrestricted stock, as a stock or cash payment, or otherwise. Because the following is only a brief summary of the general federal income tax rules, a recipient of an award should not rely thereon for individual tax advice, as each recipient's situation and the consequences of any particular transaction will vary depending upon the specific facts and circumstances involved. The following tax summary does not purport to be a complete statement of the law, and does not cover tax consequences under foreign, state or local laws. Each recipient is advised to consult with his or her own tax advisor for federal, as well as state and local, income and other tax advice.

  (a) Incentive Stock Options. Pursuant to the Plan, employees may be granted options which are intended to qualify as ISOs under the provisions of Section 422 of the Internal Revenue Code. Generally, the optionee is not taxed and the Company is not entitled to a deduction on the grant or the exercise of an ISO. However, if the optionee sells the shares acquired upon the exercise of an ISO ("ISO Shares") at any time within (i) one year after the date of transfer of ISO Shares to the optionee pursuant to the exercise of such ISOs or (ii) two years after the date of grant of such ISOs, then (1) the optionee will recognize capital gain equal to the excess, if any, of the sales price over the fair market value of the ISO Shares on the date of exercise, (2) the optionee will recognize ordinary income equal to the excess, if any, of the lesser of the sales price or the fair market value of the ISO Shares on the date of exercise, over the exercise price of such ISOs, (3) the optionee will recognize capital loss equal to the excess, if any, of the exercise price of such ISOs over the sales price of the ISO Shares, and (4) the Company will generally be entitled to a deduction equal to the amount of ordinary income recognized by the optionee. If the optionee sells the ISO Shares at any time after the optionee has held the ISO Shares for at least (A) one year after the date of transfer of the ISO Shares to the optionee pursuant to the exercise of the ISOs and (B) two years after the date of grant of the ISOs, then the optionee will recognize capital gain or loss equal to the difference between the sales price and the exercise price of such ISOs, and the Company will not be entitled to any deduction.

  The amount by which the fair market value of the ISO Shares received upon exercise of an ISO exceeds the exercise price will be included as a positive adjustment in the calculation of an optionee's "alternative minimum taxable income" ("AMTI") in the year of exercise. The "alternative minimum tax" imposed on individual taxpayers is generally equal to the amount by which 28% (26% of AMTI below certain amounts) of the individual's AMTI (reduced by certain exemption amounts) exceeds his or her regular income tax liability for the year.

  (b) Nonqualified Stock Options. An optionee is not taxed on the grant of an NQSO. On exercise, however, the optionee recognizes ordinary income equal to the difference between the option price and the fair market value of the shares on the date of exercise. The Company is entitled to an income tax deduction in the year of exercise in the amount recognized by the optionee as ordinary income. Any gain on subsequent distribution of the shares is long-term capital gain if the shares are held for at least one year following exercise. The Company does not receive a deduction for this gain.

  (c) Restricted Stock. A participant who receives shares of restricted stock under the 1991 Employee Plan which are subject to restrictions which create a "substantial risk of forfeiture" (within the meaning of Section 83 of the Internal Revenue Code) will normally not realize any income, nor will the Company normally receive any deduction for federal income tax purposes, in the year of the grant or award. Such participant will normally realize taxable income on the date the shares become transferable or are no longer subject to substantial risk of forfeiture or on the date of their earlier disposition. The amount of such taxable income will be equal to the amount by which the fair market value of the shares of common stock on the date such restrictions lapse (or any earlier date on which the shares become transferable or are disposed of) exceeds their purchase price, if any. The participant may elect, however, to include in income in the year of grant the excess of the fair market value of the shares of common stock (without regard to any restrictions) on the date of grant. If this election is made, the participant will ordinarily not be entitled to recognize any loss thereafter attributable to the shares as a result of forfeiture.

  (d) Stock Appreciation Rights. The recipient of a SAR does not have taxable income upon the grant of the SAR. The recipient will recognize ordinary income upon the exercise of the SAR in an amount equal to the excess of the fair market value of the shares over the exercise price on the date of exercise.

  (e) Special Rules for Awards Granted to Insiders. If an optionee is a director, officer or shareholder subject to Section 16 of the Exchange Act ("Insider") and exercises an option within six months of the date of grant, the timing of the recognition of any ordinary income should be deferred until (and the amount of ordinary income should be determined based on the fair market value [or sales price in the case of a disposition] of the shares of common stock upon) the earlier of the following two dates: (i) six months after the date of grant or (ii) a disposition of the shares of common stock, unless the Insider makes an election under Section 83(b) of the Internal Revenue Code ("83(b) Election") within 30 days after exercise to recognize ordinary income based on the value of the common stock on the date of exercise. In addition, special rules apply to an Insider who exercises an option having an exercise price greater than the fair market value of the underlying shares on the date of exercise. Insiders should consult their tax advisors to determine the tax consequences to them of exercising options granted to them pursuant to the Plan.

  (f) Section 162(m) of the Internal Revenue Code. The Company generally will be entitled to a tax deduction in connection with any award under the 1991 Employee Plan only in an amount equal to the income realized by the participant and at the time the participant recognizes such income. However,
Section 162(m) of the Internal Revenue Code imposes a $1,000,000 limit on the amount of compensation that may be deducted by the Company in any tax year with respect to the Chief Executive Officer of the Company and its other four most highly compensated employees, including any compensation relating to an award under the Plan. To prevent compensation relating to an award under the Plan from being subject to the $1,000,000 limit of Section 162(m), the Plan provides that no one eligible person shall be granted any awards with respect to more than 120,000 shares of common stock in any one calendar year if such grant would otherwise be subject to Section 162(m). Furthermore, if Section 162(m) would otherwise apply and if the amount of compensation an eligible person would receive under an award is not based solely on an increase in the value of the underlying common stock of the Company after the date of grant or award, the Committee can condition the grant, vesting or exercisability of such an award on the attainment of a pre-established objective performance goal. For this purpose, a pre-established objective performance goal may include one or more of the following performance criteria: (i) cash flow, (ii) earnings per share (including earnings before interest, taxes, depreciation and amortization), (iii) return on equity, (iv) total stockholder return, (v) return on capital, (vi) return on assets or net assets, (vii) income or net income, (viii) operating income or net operating income, (ix) operating margin, (x) return on operating revenue, and (xi) any other similar performance criteria.

  (g) Other Miscellaneous Tax Issues. With certain exceptions, an individual may not deduct investment-related interest to the extent such interest exceeds the individual's net investment income for the year. Investment interest generally includes the interest paid on indebtedness incurred to purchase shares of common stock. Interest disallowed under this rule may be carried forward to and deducted in later years, subject to the same limitations.

  Special rules will apply in cases where a recipient of an award pays the exercise or purchase price of the award or applicable withholding tax obligations under the Plan by delivering previously owned shares of common stock or by reducing the amount of shares otherwise issuable pursuant to an award. The surrender or withholding of such shares will in certain circumstances result in the recognition of income with respect to such shares or a carryover basis in the shares acquired.

  The terms of the agreements pursuant to which specific awards are made to employees under the Plan may provide for accelerated vesting or payment of an award in connection with a change in ownership or control of the Company. In that event and depending upon the individual circumstances of the recipient, certain amounts with respect to such awards may constitute "excess parachute payments" under the "golden parachute" provisions of the Internal Revenue Code. Pursuant to these provisions, a recipient will be subject to a 20% excise tax on any "excess parachute payments" and the Company will be denied any deduction with respect to such payment. A recipient of an award should consult his or her tax advisors as to whether accelerated vesting of an award in connection with a change of ownership or control of the Company would give rise to an excess parachute payment.

VOTE REQUIRED

  THE AFFIRMATIVE VOTE OF A MAJORITY OF THE SHARES PRESENT IN PERSON OR BY PROXY AND ENTITLED TO VOTE AT THE ANNUAL MEETING IS REQUIRED TO APPROVE THE AMENDMENT TO THE 1991 EMPLOYEE PLAN.

BOARD RECOMMENDATION

  THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR SUCH APPROVAL. ALL PROXIES RECEIVED BY THE COMPANY WILL BE VOTED TO APPROVE THE AMENDMENT TO THE 1991 EMPLOYEE PLAN, UNLESS A CONTRARY VOTE IS INDICATED ON THE PROXY CARD.

                                PROPOSAL NO. 3
                 APPROVAL OF 1991 DIRECTORS STOCK OPTION PLAN
          AMENDED AND RESTATED AS OF JULY 26, 1995 AND MARCH 27, 1996

GENERAL

  The Company is also seeking approval of the stockholders to amend the Company's 1991 Directors Stock Option Plan Amended and Restated as of December 18, 1991 (the "1991 Directors Plan" or "Plan"), as described below. The 1991 Directors Plan as proposed to be amended is included as Exhibit B to this Proxy Statement.

  Of the 50,000 shares which were authorized for issuance under the 1991 Directors Plan, options covering 48,000 shares of the Company's common stock have been granted and options for 2,000 shares of common stock remain available for future grants. An aggregate of 23,250 shares of the Company's common stock have been issued pursuant to the exercise of the options granted under the 1991 Directors Plan, and options for 24,750 shares have not been exercised. The closing price of the Company's common stock on The Nasdaq Stock Market on April 4, 1996 as reported by The Wall Street Journal was $19.75 per share.

DESCRIPTION OF THE CURRENT 1991 DIRECTORS PLAN

  The 1991 Directors Plan was adopted to provide nonemployee directors with incentives to work for the growth of the Company through a stock-based Company program. It further was designed to meet the present and anticipated needs of the Company in retaining, attracting, motivating and rewarding nonemployee directors through the use of stock options. The 1991 Directors Plan presently provides for the grant of nonqualified stock options to nonemployee directors at an option exercise price equal to the closing sale price of the Company's common stock on the date of grant. Options covering 50% of the shares of common stock subject to a grant become exercisable upon completion of one full year of service as a nonemployee director of the Company following the date of grant, and options covering the remaining 50% of the shares of common stock subject to the grant become exercisable upon completion of two full years of service as a nonemployee director of the Company following the date of grant. Optionees are permitted to pay the exercise price for options in cash or by surrendering previously owned shares of common stock to the Company at their fair market value. Generally, specific limitations exist on the transferability of options granted under the 1991 Directors Plan by the recipient during the life of the recipient. Unless earlier terminated, each stock option expires five years after the date of its grant. If the holder of stock options ceases to be a director for any reason, all stock options which are not exercisable on or within 30 days after the date of such termination shall expire.

  If any outstanding option granted under the 1991 Directors Plan for any reason expires or is terminated, the shares of common stock subject to the unexercised portion of the option will again be available for options under the 1991 Directors Plan as if no option had been granted with respect to such shares. The number of shares of common stock issuable under the 1991 Directors Plan, the number of shares subject to and the exercise price per share of each outstanding option and the number of shares subject to each option grant provided for in the 1991 Directors Plan may be proportionally adjusted for any increase or decrease in the number of issued and outstanding shares of common stock resulting from a subdivision or consolidation of shares of common stock, the payment of a stock dividend or any other increase or decrease in the number of issued and outstanding shares of common stock effected without receipt of consideration by the Company.

  In the event of a change in control of the Company, all outstanding options vest and become immediately exercisable. Generally, subject to certain exceptions set forth in the Plan, a change in control occurs upon: (i) any "person," as such item is used in Sections 13(d) and 14(d) of the Exchange Act is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 25% or more of the combined voting power of the Company's then outstanding voting securities; (ii) individuals who, as of the date of the Plan, constituted the Incumbent Board cease for any reason to constitute at least a majority of the Board, provided that any person becoming a director subsequent to such date whose election, or nomination for election by the Company's stockholders, is approved by a vote of at least a majority of the directors then comprising the Incumbent Board (other than an election or nomination of an individual whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of the directors of the Company, as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) shall, for the purposes of this Plan, be considered as though such person were a member of the Incumbent Board; (iii) the stockholders of the Company approve a merger or consolidation with any other corporation, other than (1) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of another entity) more than 50% of the combined voting power of the voting securities of the Company or such other entity outstanding immediately after such merger or consolidation, or (2) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no person acquired 50% or more of the combined voting power of the Company's then outstanding voting securities; or (iv) the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or other disposition by the Company of all or substantially all of the Company's assets. Upon the dissolution or liquidation of the Company or upon a reorganization, merger or consolidation of the Company with one or more corporations, as a result of which the Company goes out of existence or becomes a subsidiary of another corporation, or upon a sale of substantially all of the assets of the Company to another corporation (in each of such cases a "Corporate Termination Event"), the Plan shall terminate. Any stock option theretofore granted under the Plan and not exercised on or prior to the Corporate Termination Event shall expire and terminate, unless provision be made in writing in connection with such Corporate Termination Event for the assumption of the stock option or the substitution for such stock option of a new option covering the stock of a successor corporation, or a parent or subsidiary thereof or of the Company, with appropriate adjustments as to number and kind of shares and prices, in which event such stock option shall continue in the manner and under the terms so provided.

  The Board may at any time amend, suspend or terminate the Plan; provided however, that no such action shall: (i) increase the maximum number of shares specified under the Plan, unless approved by the stockholders of the Company;
(ii) alter, terminate or impair in any manner which is materially adverse to a participant any award previously granted; (iii) change the nondiscretionary manner in which awards are made under the Plan; or (iv) change, more than once in any six-month period, provisions of the Plan dealing with the amount of any award, the purchase price of the common stock which is the subject of any award, the timing of the grant of any awards, or the exercisability features of awards.

  Generally, the grant of a nonqualified stock option under the 1991 Directors Plan will not result in taxable income to the nonemployee director. However, when such option is exercised, the nonemployee director will be required to recognize ordinary compensation income in an amount equal to the excess of the fair market value of the shares on the date of exercise over the exercise price. The Company will be entitled to a deduction equal to the amount of ordinary income recognized by the nonemployee director.

  The 1991 Directors Plan as now in effect provides option awards to nonemployee directors on an automatic basis, as follows: (i) Each new nonemployee director, upon such appointment or election after the first business day of any calendar year, but prior to the first business day of the next calendar year is automatically granted an award consisting of options covering the number of shares of common stock equal to the product of 3,000 multiplied by a fraction, the numerator of which is the number of days remaining in the calendar year in which such appointment or election occurs, and the denominator of which is 365; and (ii) each nonemployee director who previously received an award and is serving on the Board on the first business day of 1993 or of any calendar year thereafter is automatically granted an award of options covering 2,500 shares of common stock. Due to an inadequate number of shares remaining in the 1991 Directors Plan for option grants as noted above, no option grants were made to nonemployee directors for the calendar year 1994.

PROPOSED AMENDMENTS TO THE 1991 DIRECTORS PLAN

  The following are the proposed amendments to the 1991 Directors Plan: (i) the total number of shares of common stock to be authorized for issuance under the Plan is increased by 100,000 from 50,000 to 150,000 to permit future option grants (which represents less than 2% of the Company's current outstanding shares); (ii) each nonemployee director who was serving as a director as of July 26, 1995 was automatically granted an award of options on that date, subject to shareholder approval, covering 3,000 shares of common stock; (iii) each nonemployee director who is serving as a member of the Board of Directors of the Company on the third business day following the 1996 Annual Meeting of Stockholders shall automatically be granted an award of options covering 3,000 shares of the Company's common stock; and (iv) on the third business day following the Annual Meeting of Stockholders of every calendar year commencing with the 1997 Annual Meeting of Stockholders, each nonemployee director shall automatically be granted an award of options covering between 3,000 to 4,500 shares of the Company's common stock, with the number of options within the foregoing range to be determined in accordance with the formula described below.

  The exact number of options to be granted automatically to each nonemployee director on the third business day following the annual meeting of stockholders of every calendar year beginning with the 1997 year and thereafter shall be determined on the basis of the Company's achievement of its Return On Equity as follows: (i) if the Return On Equity is 15% or less, the directors shall automatically be granted options for 3,000 shares; (ii) if the Return On Equity is greater than 15%, but less than 18%, the grant shall be for options for 4,000 shares; and (iii) if the Return On Equity is 18% or greater, the grant shall be for options for 4,500 shares. "Return On Equity" for any fiscal year shall mean net income for each fiscal year as determined by generally accepted accounting principles divided by stockholders' equity as of December 31 of the prior fiscal year as reported on the Company's audited consolidated financial statements.

  The 1991 Directors Plan as proposed to be amended is included as Exhibit B to this Proxy Statement. Following the 1996 Annual Meeting of Stockholders, there will be five nonemployee directors on the Board of Directors who will participate in this amended Plan. No officer or other employee of the Company will receive options under the amended 1991 Directors Plan.

1991 DIRECTORS STOCK OPTION PLAN TABLES

  The following table sets forth the dollar value and number of options which the Nonemployee Director Group are anticipated to receive for options granted with respect to the 1995 fiscal year under the proposed amendments to the 1991 Directors Plan.

                         OPTIONS GRANTED FOR 1995 YEAR
                         -----------------------------

               NAME AND POSITION                DOLLAR VALUE   NUMBER OF OPTIONS
- --------------------------------------------------------------------------------
 Nonemployee Director Group (7 individuals)...  $99,386/(1)/      21,000/(1)/

- --------
(1) Messrs. Allison and DuBois will no longer be directors following the May 22, 1996 Annual Meeting, and pursuant to the terms of the 1991 Directors Plan the 3,000 options granted to them will lapse.

  The following table sets forth the estimated dollar value and number of options which the Nonemployee Director Group are anticipated to receive for options granted with respect to each of the 1996 and 1997 fiscal years under the proposed amendments to the 1991 Directors Plan.

                OPTIONS GRANTED FOR EACH OF 1996 AND 1997 YEARS
                -----------------------------------------------

               NAME AND POSITION                DOLLAR VALUE   NUMBER OF OPTIONS
- --------------------------------------------------------------------------------
 Nonemployee Director Group (5 individuals)....    $81,848          15,000


  The dollar values set forth in the tables above assume an annual rate of appreciation of 5% over a five-year period commencing July 26, 1995 for the 1995 grants and April 4, 1996, for the 1996 and 1997 grants, when the closing prices of the Company's common stock on The Nasdaq Stock Market, as reported in The Wall Street Journal, were $17.13 and $19.75 per share, respectively. The foregoing dollar value also assumes the options are not exercised until the end of the five-year period. For the 1997 grants, the above dollar values assume the Company's Return On Equity in 1996 did not exceed 15%.

VOTE REQUIRED

  THE AFFIRMATIVE VOTE OF A MAJORITY OF THE SHARES PRESENT IN PERSON OR BY PROXY AND ENTITLED TO VOTE AT THE ANNUAL MEETING IS REQUIRED TO APPROVE THE AMENDMENT TO THE 1991 DIRECTORS PLAN.

BOARD RECOMMENDATION

  THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR SUCH APPROVAL. ALL PROXIES RECEIVED BY THE COMPANY WILL BE VOTED TO APPROVE THE AMENDMENT TO THE 1991 DIRECTORS PLAN, UNLESS A CONTRARY VOTE IS INDICATED ON THE PROXY CARD.

                                PROPOSAL NO. 4
                     RATIFICATION OF SELECTION OF AUDITORS

  The Board of Directors has selected KPMG Peat Marwick LLP, independent certified public accountants, to continue as the Company's auditors for the fiscal year ending December 31, 1996, unless in the opinion of the Board KPMG Peat Marwick LLP is not in a position to continue providing its services to the Company or the continuation of the audit relationship is inappropriate. In such situations the Board of Directors retains the ability to designate a successor auditing firm, subject to ratification by the stockholders at the next regularly scheduled Annual Meeting of Stockholders.

  KPMG Peat Marwick LLP, or a predecessor, has audited the Company's financial statements since 1982. Representatives of KPMG Peat Marwick LLP will be present at the

Annual Meeting to respond to appropriate questions from stockholders and to make a statement if they desire to do so.

VOTE REQUIRED

  THE AFFIRMATIVE VOTE OF A MAJORITY OF THE SHARES PRESENT IN PERSON OR BY PROXY AND ENTITLED TO VOTE AT THE ANNUAL MEETING IS REQUIRED TO RATIFY THE SELECTION OF KPMG PEAT MARWICK LLP AS THE COMPANY'S AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER 31, 1996.

BOARD RECOMMENDATION

  THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR SUCH RATIFICATION. ALL PROXIES RECEIVED BY THE COMPANY WILL BE VOTED TO RATIFY THE KPMG PEAT MARWICK LLP SELECTION, UNLESS A CONTRARY VOTE IS INDICATED ON THE PROXY CARD.

                                 OTHER MATTERS

  The Board of Directors is not aware of any business to be presented at the Annual Meeting except the matters set forth in the Notice and described in this Proxy Statement. Unless otherwise directed, all shares represented by the proxy holders appointed by the Company will be voted in favor of the proposals described in this Proxy Statement. If any other matters come before the Annual Meeting, the proxy holders will vote on those matters using their best judgment.

                             STOCKHOLDER PROPOSALS

  Stockholders desiring to exercise their rights under the Proxy Rules of the SEC to submit proposals for consideration by the stockholders at the 1997 Annual Meeting of Stockholders are advised that their proposals must be received by the Company no later than December 6, 1996, in order to be eligible for inclusion in the Company's Proxy Statement and proxy card relating to the 1997 Annual Meeting of Stockholders.

                                   EXPENSES

  The Company will bear the entire cost of preparing, assembling, printing and mailing this Proxy Statement and the enclosed proxy card, and of soliciting proxies. The Company will request banks and brokers to solicit their customers who beneficially own shares listed on the Company's records in the names of such nominees, and will reimburse those banks and brokers for their reasonable out-of-pocket expenses in connection with such solicitation.

  For this 1996 Annual Meeting the Company has retained the services of D.F. King & Co., Inc. ("King"), a proxy solicitation firm. While King's primary activities will involve contacting all intermediaries believed to be holding stock of the Company on behalf of others, and will assist in the delivery of proxy materials to such persons and in collecting executed proxies, King may also contact and assist persons who hold stock directly. It is anticipated that King will be paid a fee of $6,000, for performing such services, plus out-of-pocket costs.

The original solicitation of proxies by mail may be supplemented by telephone solicitation by employees of King. In addition to the use of the mails and King, proxies may be solicited by the directors, officers and employees of the Company, without additional compensation, by personal interview, by telephone or by telegram.

                         ANNUAL REPORT TO STOCKHOLDERS

  The 1995 Annual Report to Stockholders of the Company, which includes financial information for fiscal periods ending December 31, 1995, 1994 and 1993, is being mailed to the stockholders along with this Proxy Statement. The 1995 Annual Report to Stockholders is not to be considered part of the proxy soliciting material.

                                           By Order of the Board of Directors,

                                           /s/ Jose A. Velasco

                                           Jose A. Velasco
                                           Senior Vice President, Secretary
                                           and General Counsel

April 18, 1996
Costa Mesa, California

A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K TO THE SECURITIES AND EXCHANGE COMMISSION CAN BE OBTAINED WITHOUT CHARGE FROM HOWARD S. SINGER, EXECUTIVE VICE PRESIDENT, US FACILITIES CORPORATION, 6200 NORTH HIAWATHA, SUITE 400, CHICAGO, ILLINOIS 60646.

                                                                      EXHIBIT A

                           US FACILITIES CORPORATION
             AMENDED AND RESTATED 1991 EMPLOYEE STOCK OPTION PLAN
           (INCLUDING ALL AMENDMENTS ADOPTED THROUGH MARCH 27, 1996)

                               ----------------

I. PURPOSE

  The purpose of the US Facilities Corporation 1991 Employee Stock Option Plan is to further the interests of US Facilities Corporation by inducing individuals to become or remain employees of the Company or its subsidiaries through stock options, stock appreciation rights and restricted stock which may be granted under the Plan. Options granted under the Plan may either be options intended to qualify as "incentive stock options" within the meaning of
Section 422 of the Code, or nonqualified stock options.

II. DEFINITIONS

  The following terms shall have the following meanings for purposes of this
Plan:

    a. "Award" shall mean a grant of Options, Stock Appreciation Rights, Restricted Stock or any combination thereof.

    b. "Board" shall mean the Board of Directors of US Facilities
  Corporation.

    c. "Change in Control" means the following and shall be deemed to occur if any of the following events occur:

      (i) Any "person," as such term is used in Sections 13(d) and 14(d) of the Exchange Act, is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 25% or more of the combined voting power of the Company's then outstanding voting securities;

      (ii) Individuals who, as of the date hereof, constitute the Board of Directors (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board, provided that any person becoming a director subsequent to the date hereof whose election, or nomination for election by the Company's stockholders, is approved by a vote of at least a majority of the directors then comprising the Incumbent Board (other than an election or nomination of an individual whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of the directors of the Company, as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) shall, for the purposes of this Plan, be considered as though such person were a member of the Incumbent Board;

      (iii) The stockholders of the Company approve a merger or consolidation with any other corporation, other than

            (A) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of another entity) more than 50% of the combined voting power of the voting securities of the Company or such other entity outstanding immediately after such merger or consolidation, or

            (B) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no person acquired 50% or more of the combined voting power of the Company's then outstanding voting securities; or

      (iv) The stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or other disposition by the Company of all or substantially all of the Company's assets.

  Notwithstanding the preceding provisions of this Section II.c., a Change in Control shall not be deemed to have occurred (1) if the "person" described in the preceding provisions of this Section II.c. is an underwriting or underwriting syndicate that has acquired the ownership of 50% or more of the combined voting power of the Company's then outstanding voting securities solely in connection with a public offering of the Company's securities; (2) if the "person" described in the preceding provisions of this Section II.c. is an employee stock ownership plan or other employee benefit plan maintained by the Company (or any of its affiliated companies) that is qualified under the provisions of the Employee Retirement Income Security Act of 1974, as amended; or (3) if the person described in clause (i) of the preceding provisions of this section II.c. would not otherwise be a beneficial owner of 25% or more of the combined voting power of the Company's then outstanding voting securities but for a reduction in the number of outstanding voting securities resulting from a stock repurchase program or other similar plan of the Company or from a self tender offer of the Company, which plan or tender offer commenced on or after the date hereof; provided, however, that the term "person" shall include such person from and after the first date upon which (A) such person, since the date of the commencement of such plan or tender offer, shall have acquired beneficial ownership of, in the aggregate, a number of voting securities of the Company equal to 1% or more of the voting securities of the Company then outstanding, and (B) such person, together with all affiliates and associates of such person, shall beneficially own 25% or more the voting securities of the Company then outstanding.

    d. "Code" shall mean the Internal Revenue Code of 1986, as amended.

    e. "Committee" shall mean the committee appointed by the Board to administer the Plan, or if no committee has been appointed, the Board, exclusive of persons who do not meet the requirements for being disinterested with respect to this Plan pursuant to Rule 16b-3(c)(2) under the Exchange Act or persons who are not "outside directors" (within the meaning of the regulations under Section 162(m) of the Code) if the Award granted by the Committee is intended to constitute Performance-Based Compensation.

    f. "Common Stock" shall mean the common stock of the Company, as described in the Company's Restated Certificate of Incorporation.

    g. "Company" shall mean US Facilities Corporation, a Delaware corporation, or any successor thereto.

    h. "Disability" shall mean that because of injury or sickness a person cannot perform each of the material duties of his or her regular occupation.

    i. "Employee" shall mean any officer or employee of the Company or its subsidiaries. For purposes of grants of ISOs under this Plan, the term Employee shall be limited to active employees of the Company or its subsidiaries.

    j. "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

    k. "Fair Market Value" with respect to the Common Stock shall be the closing price of the Common Stock as reported by The Nasdaq Stock Market on the date of valuation or, if not available, the mean between the bonafide bid and asked prices of the Common Stock on such date.

    l. "Incentive Stock Option" ("ISO") shall mean an Option granted under the Plan which is designated as an incentive stock option, and which qualifies as such within the meaning of Section 422 of the Code.

    m. "Nonqualified Stock Option" ("NQSO") shall mean an Option granted under the Plan which is designated as a nonqualified stock option, and which shall not be qualified as an incentive stock option within the meaning of Section 422 of the Code.

    n. "Option" shall mean an ISO as defined as in Section II.l. above, or an NQSO as defined in Section II.m. above.

    o. "Optionee" shall mean any Employee who has been awarded an Option to purchase shares of Common Stock or who has been awarded SARs under the Plan.

    p. "Performance-Based Compensation" means performance-based compensation as described in Section 162(m) of the Code and the regulations thereunder. If the amount of compensation an Employee will receive under any Award is not based solely on an increase in the value of Common Stock after the date of grant or award, the Committee, in order to qualify an Award as performance-based compensation under Section 162(m) of the Code and the regulations thereunder, can condition the grant, award, vesting, or exercisability of such an award on the attainment of a preestablished, objective performance goal. For this purpose, a preestablished, objective performance goal may include one or more of the following performance criteria: (i) cash flow, (ii) earnings per share (including earnings before interest, taxes, and amortization), (iii) return on equity, (iv) total stockholder return, (v) return on capital, (vi) return on assets or net assets, (vii) income or net income, (viii) operating income or net operating income, (ix) operating margin, (x) return on operating revenue, and (xi) any other similar performance criteria contemplated by the regulations under Section 162(m) of the Code.

    q. "Plan" shall mean the US Facilities Corporation 1991 Employee Stock Option Plan, as amended.

    r. "Restricted Stock" shall mean shares of Common Stock awarded to an Employee under Section X of the Plan.

    s. "Stock Appreciation Right" ("SAR") shall mean the right to receive the appreciation in value of the Common Stock between the date of the grant of the SAR and the date the SAR is exercised. A granted SAR may be attached to an Option or separate from an Option.

III. ADMINISTRATION

  A. The Plan will be administered by the Committee, which will consist of two or more members of the Board appointed by the Board who, during the one-year period prior to service on the Committee and while serving on the Committee, are not granted or awarded equity securities of the Company pursuant to the Plan or any other plan of the Company or any of its affiliates, except as permitted by Rule 16b-3(c)(2) promulgated under the Exchange Act (or any other comparable provisions at the time or times in question). In addition, if Awards are to be made to persons subject to Section 162(m) of the Code and such awards are intended to constitute Performance-Based Compensation, then each of the Committee's members shall also be an "outside director," as such term is defined in the regulations under Section 162(m) of the Code. Nothwithstanding anything contained herein, no person shall be disqualified from being a member of the Committee merely because such person is entitled to receive grants or awards pursuant to the US Facilities Corporation 1991 Directors Stock Option Plan, as amended.

  B. Subject to the provisions of the Plan, the Committee or the Board shall have the authority to construe and interpret the Plan and to make all determinations necessary or advisable for the administration of the Plan. All determinations of the Committee or the Board shall be binding on Plan participants.

  C. The Company will indemnify and hold harmless the members of the Board and the Committee from and against any and all liabilities, costs and expenses incurred by such person as a result of any act or omission in connection with the performance of such persons' duties, responsibilities and obligations under the Plan, other than such liabilities, costs and expenses as may result from the bad faith, willful misconduct or criminal acts of such persons.

IV. SHARES SUBJECT TO PLAN

  A. The stock subject to the Plan shall consist of the 800,000 shares previously authorized to be issued under the Plan plus (i) an additional 200,000 shares of the Company's Common Stock, with (ii) an annual number of incremental shares to be added to the Plan on the first trading day of each successive calendar year commencing after December 31, 1996, which incremental amount shall be calculated at 5% of the total outstanding shares of the Company as of the last day of the prior calendar year, less any shares authorized but unissued under the

Plan. The total allocation of shares available for issuance under the 1991 Employee Plan, when added to the total amount of shares authorized but unissued under all of the Company's option plans, shall not at any time exceed 15% of the total outstanding shares of the Company's Common Stock on a fully diluted basis.

  B. If any Option granted hereunder shall expire, terminate or otherwise be cancelled for any reason without having been exercised in full, the unpurchased shares subject thereto shall again be available for issuance under this Plan. If any Restricted Stock is forfeited to the Company, such shares shall again be available for purposes of this Plan.

  C. Notwithstanding any other provision of this Plan, no Employee shall be granted Awards with respect to more than 120,000 shares of Common Stock in any one calendar year; provided, however, that this limitation shall not apply if it is not required in order for the compensation attributable to Awards hereunder to qualify as Performance-Based Compensation. The limitation set forth in this Section IV.C shall be subject to adjustment as provided in
Section XVI, but only to the extent such adjustment would not affect the status of compensation attributable to Awards hereunder as Performance-Based Compensation.

  D. Notwithstanding any other provision of this Plan, the maximum number of shares issuable upon exercise of Awards granted in the form of ISOs after March 27, 1996 shall be the lesser of the number of shares available for grant under this Plan pursuant to Section IV.A or 500,000 shares.

V. ELIGIBILITY AND PARTICIPATION

  A. The Committee shall determine the Employees to whom Options, SARs, Restricted Stock or any combination thereof, shall be granted, the time or times at which such Awards shall be granted, the number of shares to be subject to each Award, and whether to grant such an Award as Performance-Based Compensation. An Employee may be granted ISOs, NQSOs, SARs, Restricted Stock or any combination of the four; provided, however, that the grant of ISOs and NQSOs to an Employee shall be made in separate Option grants, and each ISO and each NQSO shall be specifically designated as such.

  B. No Employee shall be granted ISOs such that the aggregate Fair Market Value (determined at the time the Option is granted) of the shares granted under all stock option plans of the Company exceeds $100,000 for options becoming exercisable in any calendar year.

VI. PURCHASE PRICE

  The purchase price of each share covered by each Option shall be established by the Committee at the date of grant, but such price shall not be less than 100 percent of the Fair Market Value per share of the Common Stock on the date of grant; provided, however, that if at the time an ISO is granted, the Optionee owns more than 10 percent of the total combined voting power of all classes of stock of the Company, the purchase price of the shares covered by such ISO shall not be less than 110 percent of the Fair Market Value per share of the Common Stock on the date the ISO is granted.

VII. DURATION OF OPTIONS

  The expiration date of any Option shall be determined by the Committee. In the event the Committee does not specify the expiration date of the Option, the expiration date shall be ten years after the date of grant (five years for owners of more than 10% of the total combined voting power) for ISOs and ten years and one day from the date of grant for NQSOs, subject to earlier termination as provided herein.

VIII. OPTIONS

  A. Options awarded under the Plan shall be evidenced by an Option agreement which shall be in such form as the Committee may determine.

  B. An Optionee may purchase fewer than the total number of shares granted in an Option, provided that a partial exercise of an Option may not be for less than 100 shares, unless fewer than 100 shares remain unexercised in an Award, in which case the entire remaining Option must be exercised at one time. As a condition to the exercise, in whole or in part, of any Option, the Committee may require the Optionee to pay, in addition to the purchase price of the shares covered by the Option, an amount equal to any federal, state or local taxes that are required to be paid in connection with the exercise of such Option.

  C. To the extent the right to purchase shares has vested, Options may be exercised from time to time by giving written notice to the Company stating the number of shares with respect to which the Option is being exercised. Such notice shall comply with all applicable rules established by the Committee.

  D. Full payment for the shares with respect to which such Option, or portion thereof, is exercised shall be made in a combination of cash, check or shares of the Company's Common Stock (valued at their Fair Market Value on the date of delivery) owned by the Optionee, duly endorsed for transfer to the Company, equal to the aggregate option price and applicable taxes of the shares with respect to which such Option or portion thereof is being exercised; provided, however, that the Committee may, in the exercise of its discretion, (i) allow exercise of an Option in a broker-assisted or similar transaction in which the exercise price is not received by the Company until promptly after exercise, and/or (ii) allow the Company to loan the exercise price to the person entitled to exercise the Award, if the exercise will be followed by a prompt sale of some or all of the underlying shares and a portion of the sale proceeds is dedicated to full payment of the exercise price and applicable taxes.

IX. STOCK APPRECIATION RIGHTS

  The Committee in its discretion may grant, either by attachment to an Option at the time of grant, or by amendment, or on a separate basis, a Stock Appreciation Right which shall be subject to such terms and conditions, not inconsistent with the Plan, as the Committee may impose, including the following:

    a. SARs awarded under the Plan shall be evidenced by a Stock Appreciation Rights agreement which shall be in such form as the Committee may determine.

    b. A SAR may be exercised only to the extent that the Option to which it is attached is at the time exercisable; or if issued separately, pursuant to the terms of the Stock Appreciation Rights agreement. The grant price of a separately issued SAR shall not be less than 100 percent of the Fair Market Value per share of Common Stock on the date of grant of the SAR.

    c. A SAR shall entitle the holder to surrender to the Company either the Option (or a portion thereof) to which the SAR is attached, or the SAR, if issued separately from an Option, and receive in exchange therefore, as the Committee in its discretion may determine, either cash, shares of the Company's Common Stock or a combination of both having a Fair Market Value on the date of exercise in the aggregate equal to the appreciation in value of the shares in respect to which the right is exercised. Such appreciation shall be measured by either the difference between the aggregate option price of such shares and their Fair Market Value at the date of exercise (with respect to SARs attached to an Option), or the difference between the grant price of the SAR and the Fair Market Value of the Common Stock at the time of exercise (with respect to SARs issued separately from an Option).

    d. If the SAR is attached to an Option, the exercise of the SAR shall cancel the Option to which the SAR is attached.

X. RESTRICTED STOCK

  A. The Committee may award shares of Restricted Stock which are subject to the terms of this Section X and such other conditions as the Committee may prescribe in a Restricted Stock Award. Each certificate for Restricted Stock shall be registered in the name of the Employee and deposited with the Company by the Employee, together with a stock power endorsed in blank.

  B. Restricted Stock awarded under the Plan shall be evidenced by a Restricted Stock agreement which shall be in such form as the Committee may determine.

  C. At the time of the Award, there shall be established for the Employee a "Restriction Period" of such length as shall be determined by the Committee. Restricted Stock may not be sold, assigned, transferred, pledged or otherwise encumbered, except as herein provided, during the Restriction Period. Except for such restrictions, the Employee shall have all the rights of a stockholder of the Company, with respect to such Restricted Stock.

  D. At the expiration of the Restriction Period, the Company shall redeliver to the Employee (or the Employee's legal representative or beneficiary) the shares and stock power deposited with the Company pursuant to Section X.A.

  E. In no event shall the number of shares issued as Restricted Stock under this Plan exceed 50,000 shares.

XI. NONTRANSFERABILITY OF AWARDS

  No Award granted under this Plan shall be assignable or transferable except
(i) by will or by the laws of descent and distribution, or (ii) subject to the final sentence of this Section XI, upon dissolution of marriage pursuant to a qualified domestic relations order or, in the discretion of the Committee and under circumstances that would not adversely affect the interests of the Company, pursuant to a nominal transfer that does not result in a change in beneficial ownership. During the lifetime of an Award recipient, an Award granted to such person shall be exercisable only by the recipient (or the recipient's permitted transferee) or such person's guardian or legal representative. Notwithstanding the foregoing, (i) no Award owned by a recipient subject to Section 16 of the Exchange Act may be assigned or transferred in any manner inconsistent with Rule 16b-3, and (ii) ISOs (or other Awards subject to transfer restrictions under the Code) may not be assigned or transferred in violation of Section 422(b)(5) of the Code (or any comparable or successor provision) or the regulations thereunder, and nothing herein is intended to allow such assignment or transfer.

XII. CONTINUATION OF EMPLOYMENT

  Nothing contained in the Plan or any Award granted under the Plan shall confer upon any Employee any rights with respect to continuation of employment by the Company, nor shall this Plan or any individual agreement issued pursuant hereto be deemed a contract of employment.

XIII. TERMINATION OF EMPLOYMENT--ISOS/SARS

  A. If an Optionee ceases to be an Employee for any reason other than death, Disability or retirement at or after age 55, any ISO or SAR previously granted shall terminate upon the termination of employment.

  B. If an Optionee ceases to be an Employee due to retirement at or after age 55, any ISO or SAR shall terminate 90 days following the date of retirement, unless by its terms it shall expire before such date, or otherwise terminate as provided herein, in which case it shall only be exercisable to the extent that it would have been exercisable had the Employee not terminated employment.

  C. If an Optionee terminates employment due to death or Disability, any ISO or SAR granted under this Plan shall terminate one year after the date of termination of employment, unless by its terms it shall expire before such date, or otherwise terminate as provided herein, in which case it shall be exercisable only to the extent that it would have been exercisable had the employee not terminated employment. In the case of death, any outstanding ISO or SAR may be exercised by the person or persons to whom the Optionee's rights under the ISO or SAR shall pass by will or by the laws of descent and distribution.

XIV. TERMINATION OF EMPLOYMENT--NQSOS

  A. If an Optionee ceases to be an Employee for any reason other than death, Disability or retirement at or after age 55, any NQSOs previously granted shall terminate upon the termination of employment.

  B. If an Optionee ceases to be an Employee due to retirement at or after age 55, any NQSOs granted to the employee under this Plan shall terminate upon their normal expiration date as if the Optionee had remained an employee of the Company.

  C. If an Optionee terminates employment due to death or Disability, any NQSO granted under this Plan shall terminate one year after the date of termination of employment, unless by its terms it shall expire before such date, or otherwise terminate as provided herein, in which case it shall be exercisable only to the extent that it would have been exercisable had the Employee not terminated employment. In the case of death, any outstanding NQSO may be exercised by the person or persons to whom the Optionee's rights under the Option shall pass by will or by the laws of descent and distribution.

XV. TERMINATION OF EMPLOYMENT--RESTRICTED STOCK

  A. If a recipient of Restricted Stock ceases to be an Employee for any reason other than death, Disability or retirement at or after age 55, any shares of Restricted Stock with respect to which the restrictions of Section X have not lapsed shall be forfeited.

  B. If a recipient of Restricted Stock ceases to be an Employee for reasons of death, Disability or retirement at or after age 55, the Employee, the legal representative or named beneficiary of the Employee if the Employee is legally incapacitated or deceased, shall be entitled to receive, free of the restrictions of Section X, such portion of an Award as the Committee shall determine, but in no event less than the number of shares in an Award multiplied by a fraction, the numerator of which shall be the number of months elapsed from the date of the Award, and the denominator which shall be the number of months in the Restriction Period.

XVI. DILUTION AND OTHER ADJUSTMENTS

  A. In the event any change in the outstanding Common Stock of the Company occurs by reason of any stock split, stock dividend, recapitalization, merger, consolidation, reorganization, combination or exchange of shares or other similar event, if the Committee shall determine, in its sole discretion, that such change equitably requires an adjustment in the number, or option price per share of the Options, or the number of shares, SARs or Restricted Stock awarded, such shares, SARs or the price of such Options may be appropriately adjusted by the Committee.

  B. Notwithstanding Section XVI.A., upon the dissolution or liquidation of the Company, or upon any Change in Control, any Options or SARs granted and outstanding under the Plan shall become immediately exercisable in full and shall remain exercisable until the effective date of such transaction, and the Restriction Period on any Restricted Stock shall lapse. Any Option or SAR not exercised by the effective date of such transaction shall terminate on such date.

XVII. AMENDMENT AND TERMINATION OF PLAN

  A. The Board may from time to time, and with respect to any shares at the time not subject to an Option or SAR or issued as Restricted Stock, suspend or terminate the Plan or amend or revise the terms of the Plan, provided that any material amendment to the Plan shall be approved by the stockholders of the Company.

  B. No amendment, suspension or termination of the Plan shall, without the consent of the Employees who have received Awards, alter or impair any rights or obligations under any Award previously granted under the Plan.

  C. The terms and conditions of any Award granted to an Employee may be modified only by a written agreement executed by the Employee and the Company; provided, however, that if any amendment or modification of an ISO would constitute a "modification, extension or renewal" within the meaning of
Section 424 of the Code, such amendment shall state that "the parties hereto recognize and agree that this amendment constitutes a modification, renewal or extension of the option granted within the meaning of Section 424 of the Code."

XVIII. EFFECTIVE DATE

  This Plan shall become effective upon adoption by the Board and approval by the stockholders of the Company; provided, however, that prior to approval of the Plan by the stockholders, but after adoption by the Board, Options may be granted under the Plan subject to approval of adoption of the Plan by the stockholders. The Plan shall be null and void ab initio if not approved by the Company's stockholders within 12 months after the date of adoption of the Plan by the Board.

XIX. TERM OF PLAN

  No Option, SAR or Restricted Stock shall be granted pursuant to the Plan after ten years from date hereof.

XX. GOVERNING LAW

  The Plan shall be governed by and construed and enforceable in accordance with the laws of the State of Delaware.

XXI. NOTICE

  Any notice or filing required or permitted to be given to the Company shall be sufficient if in writing and hand delivered or sent by U.S. mail, postage prepaid, to the principal office of the Company directed to the attention of the Secretary of the Company. Any notice to the Employee must be in writing and is effective when delivered or mailed by U.S. mail, postage prepaid, to the Employee or his personal representatives at his or her last address on record with the Company.

XXII. GENDER, SINGULAR AND PLURAL

  All pronouns and any variations thereof shall be deemed to refer to the masculine, feminine or neuter as the identity of the person or persons may require. As the context may require, the singular may be read as the plural and the plural as the singular.

XXIII. CAPTIONS

  The captions to the sections and paragraphs of the Plan are for convenience only and shall not control or affect the meaning or construction of any of its provisions.

XXIV. ADOPTION OF THE PLAN

  The date of adoption of this Amended and Restated 1991 Employee Stock Option Plan shall be the date upon which the stockholders approve this amendment.

                                                                      EXHIBIT B

                           US FACILITIES CORPORATION
                       1991 DIRECTORS STOCK OPTION PLAN
          AMENDED AND RESTATED AS OF JULY 26, 1995 AND MARCH 27, 1996
                               ----------------

I. GENERAL PROVISIONS

  1.1 Purposes of the Plan. US Facilities Corporation has adopted this 1991 Directors Stock Option Plan to enable the Company to attract and retain the services of experienced and knowledgeable Nonemployee Directors and to align further their interests with those of the stockholders of the Company by providing for or increasing the proprietary interests of the Nonemployee Directors in the Company.

  1.2 Plan History. The US Facilities Corporation 1991 Directors Stock Option Plan was originally adopted by the Board of Directors of the Company on March 6, 1991 and approved by the Company's stockholders on May 23, 1991. It was amended and restated by the Board of Directors of the Company on December 18, 1991 and was submitted to and approved by the Company's stockholders at the 1992 Annual Meeting of Stockholders held on May 27, 1992. The Plan was further amended by the Board of Directors of the Company on July 26, 1995 and on March 27, 1996, and will, as so amended, be submitted to the Company's stockholders for approval at the Company's 1996 Annual Meeting of Stockholders.

  1.3 Definitions. The following terms, when used in this Plan, shall have the meanings set forth in this Section 1.3:

    (a) "Award" means an award of any Stock Option under the Plan.

    (b) "Board" or "Board of Directors" means the Board of Directors of the Company.

    (c) "Change in Control" means the following and shall be deemed to occur if any of the following events occur:

      (i) Any "person," as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 25% or more of the combined voting power of the Company's then outstanding voting securities;

      (ii) Individuals who, as of the date hereof, constitute the Board of Directors (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board, provided that any person becoming a director subsequent to the date hereof whose election, or nomination for election by the Company's stockholders, is approved by a vote of at least a majority of the directors then comprising the Incumbent Board (other than an election or nomination of an individual whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of the directors of the Company, as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) shall, for the purposes of this Plan, be considered as though such person were a member of the Incumbent Board;

      (iii) The stockholders of the Company approve a merger or consolidation with any other corporation, other than

        (A) A merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of another entity) more than 50% of the combined voting power of the voting securities of the Company or such other entity outstanding immediately after such merger or consolidation, or

        (B) A merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no person acquired 50% or more of the combined voting power of the Company's then outstanding voting securities; or

      (iv) The stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or other disposition by the Company of all or substantially all of the Company's assets.

Notwithstanding the preceding provisions of this Section 1.3(c), a Change in Control shall not be deemed to have occurred (1) if the "person" described in the preceding provisions of this Section 1.3(c) is an underwriting or underwriting syndicate that has acquired the ownership of 50% or more of the combined voting power of the Company's then outstanding voting securities solely in connection with a public offering of the Company's securities; (2) if the "person" described in the preceding provisions of this Section 1.3(c) is an employee stock ownership plan or other employee benefit plan maintained by the Company (or any of its affiliated companies) that is qualified under the provisions of the Employee Retirement Income Security Act of 1974, as amended; or (3) if the person described in clause (i) of the preceding provisions of this subsection (c) would not otherwise be a beneficial owner of 25% or more of the combined voting power of the Company's then outstanding voting securities but for a reduction in the number of outstanding voting securities resulting from a stock repurchase program or other similar plan of the Company or from a self tender offer of the Company, which plan or tender offer commenced on or after the date hereof; provided, however, that the term "person" shall include such person from and after the first date upon which
(A) such person, since the date of the commencement of such plan or tender offer, shall have acquired beneficial ownership of, in the aggregate, a number of voting securities of the Company equal to 1% or more of the voting securities of the Company then outstanding, and (B) such person, together with all affiliates and associates of such person, shall beneficially own 25% or more the voting securities of the Company then outstanding.

    (d) "Common Stock" means the common stock of the Company, par value $0.01 per share.

    (e) "Company" means US Facilities Corporation, a Delaware corporation, or any successor thereto.

    (f) "Fair Market Value" of shares of stock shall be calculated on the basis of the closing price of stock of that class on the day in question (or, if such day is not a trading day in the U.S. securities markets, on the nearest preceding trading day), as reported with respect to the principal market (or the composite of the markets, if more than one) in which such shares are then traded; or, if no such closing prices are reported, on the basis of the mean between the high bid and low asked prices that day on the principal market or national quotation system on which such shares are then quoted; or, if not so quoted, as furnished by a professional securities dealer making a market in such shares selected by the Board or a committee of the Board; or if no such dealer is available, then the Fair Market Value shall be determined in good faith by the Board.

    (g) "Nonemployee Director" means any member of the Board of Directors who is not an employee of the Company or of any parent corporation (as defined in Section 424 of the Internal Revenue Code of 1986, as amended) with respect to the Company.

    (h) "Participant" means any Nonemployee Director who receives an Award pursuant to the terms of the Plan.

    (i) "Plan" means the US Facilities Corporation 1991 Directors Stock Option Plan, as set forth herein, as amended from time to time.

    (j) "Stock Option" means a right to purchase Common Stock which is the subject of an Award under this Plan.

  1.4 Common Shares Subject to Plan.

    (a) Subject to the provisions of Section 1.4(c) and 4.1, the maximum number of shares of Common Stock which may be issued pursuant to Awards under this Plan shall not exceed 150,000 shares.

    (b) The shares of Common Stock to be delivered under the Plan shall be made available, at the discretion of the Board of Directors, either from authorized but unissued shares of Common Stock, or from previously issued shares of Common Stock reacquired by the Company, including shares purchased in the open market.

    (c) Shares of Common Stock, subject to the unexercised portion of any Stock Option granted under this Plan that expires, terminates or is canceled, will again become available for grant of further Awards under this Plan.

II. AWARDS OF STOCK OPTIONS

  2.1 Award Grants.

    (a) Each Nonemployee Director who is serving as a member of the Board of Directors as of July 26, 1995 shall automatically be granted, effective as of July 26, 1995, an Award consisting of Stock Options covering 3,000 shares of Common Stock.

    (b) Each Nonemployee Director who is serving as a member of the Board of Directors on the third business day following the 1996 Annual Meeting of Stockholders shall automatically be granted an Award consisting of Stock Options covering 3,000 shares of Common Stock, effective as of the date of such grant.

    (c) Each Nonemployee Director who is serving as a member of the Board of Directors on the third business day following the Annual Meeting of Stockholders of every calendar year commencing with the 1997 Annual Meeting of Stockholders shall automatically be granted an Award, effective as of the date of such grant, consisting of Stock Options covering between 3,000 and 4,500 shares of Common Stock, the exact number of Stock Options to be determined based on the following formula: (i) if the Company's Return On Equity is 15% or less, the grant shall be for options representing 3,000 shares; (ii) if the Return On Equity is more than 15%, but less than 18%, the grant shall be for options representing 4,000 shares; and (iii) if the Return On Equity is 18% or greater, the grant shall be for options representing 4,500 shares.

    (d) Each Nonemployee Director who is newly appointed or elected as such after the third business day following the Annual Meeting of Stockholders of any calendar year, but prior to the Annual Meeting of Stockholders of the next calendar year, shall, upon the date of such appointment or election, automatically be granted an Award consisting of Stock Options covering that number of shares of Common Stock (exclusive of fractional shares) equal to the product of 3,000 multiplied by a fraction the numerator of which is the number of days until the next Annual Meeting of Stockholders and the denominator of which is 365.

  2.2 Return on Equity. For purposes of this Article II, "Return On Equity" for any fiscal year shall mean net income for such fiscal year as determined by generally accepted accounting principles, divided by stockholders' equity as of December 31 of the prior fiscal year as reported in the Company's audited consolidated financial statements.

  2.3 Award Procedures. All Nonemployee Directors shall receive Awards under this Plan, which Awards shall be granted automatically as provided in this
Article II. A Nonemployee Director to whom an Award has been made shall be notified of the Award, and the Company shall promptly cause to be prepared and executed a written agreement evidencing the Stock Options which are the subject of such Award.

  2.4 Securities Law Requirements. Shares of Common Stock shall not be offered or issued under this Plan unless the offer, issuance and delivery of such shares shall comply with all applicable provisions of law, domestic or foreign, including, without limitation, the Securities Act of 1933, as amended, the California Corporate Securities Law of 1968, as amended, and the requirements of any stock exchange upon which the Common Stock may then be listed. As a condition precedent to the issuance of shares of Common Stock pursuant to an Award, the Company may require the Participant to take any reasonable action to comply with such requirements.

III. STOCK OPTIONS

  3.1 Purchase Price. The purchase price of Common Stock issuable upon exercise of each Stock Option shall be the Fair Market Value, as of the date of grant of the Stock Option, of the Common Stock subject to such Stock Option.

  3.2 Stock Option Term. Unless earlier exercised or terminated pursuant to the provisions of Sections 3.3 or 3.4 of this Article III, each Stock Option shall expire and no longer be exercisable on a date which is five years after the date of grant.

  3.3 Exercise of Stock Options.

    (a) Options covering 50% of the shares of Common Stock subject to a grant of Stock Options shall become exercisable upon the expiration of one full year of service as a Nonemployee Director of the Company following the date of grant of such Stock Options and may thereafter be exercisable until the Stock Options are exercised or expire as provided in this Article III. Options covering the remaining 50% of the shares of Common Stock subject to such Stock Option grant shall become exercisable upon the expiration of two full years of service as a Nonemployee Director of the Company following the date of grant of such Options and may thereafter be exercisable until the Stock Options are exercised or expire as provided in this Article III.

    (b) At the time of the exercise of a Stock Option, the purchase price shall be paid in full in cash, or in shares of Common Stock valued at their Fair Market Value as of the exercise date. No fractional shares will be issued pursuant to the exercise of a Stock Option, nor will any cash payment be made in lieu of fractional shares. Holders of Stock Options may purchase fewer than the total number of shares of Common Stock granted in a Stock Option, provided that a partial exercise of a Stock Option may not be for less than 100 shares, unless fewer than 100 shares remain unexercised in an Award in which case the entire remaining Stock Option must be exercised at one time.

  3.4 Termination of Director Status. In the event that the holder of Stock Options ceases to be a director of the Company for any reason ("Termination"), all Stock Options not exercisable on or within thirty (30) days after the date of such Termination shall expire and not thereafter be exercisable. All Stock Options exercisable upon or within thirty (30) days after such Termination shall thereafter be exercisable until the earlier to occur of one year from the Termination or five years from the date of the grant of such Stock Option.

  3.5 Rights With Respect to Common Stock. No Participant and no beneficiary or other person claiming under or through such Participant will have any right, title or interest in or to any shares of Common Stock subject to any Stock Option unless and until such Stock Option is duly exercised pursuant to the terms of this Plan.

IV. ADJUSTMENT PROVISIONS

  4.1 Changes in Outstanding Securities. Subject to Section 4.2 below, (i) if the outstanding shares of Common Stock of the Company are increased, decreased or exchanged for a different number or kind of shares or other securities of the Company, or if additional shares or different shares or other securities of the Company are distributed in respect of such shares of Common Stock (or any stock or securities received with respect to such Common Stock), through reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split, spin-off or other distribution with respect to such shares of Common Stock (or any stock or securities received with respect to such Common Stock), or (ii) of the value of the outstanding shares of Common Stock of the Company is reduced by reason of an extraordinary cash dividend, an appropriate or proportionate adjustment may be made in (x) the maximum number and kind of shares provided in Section 1.4 of Article I and (y) the number and kind of shares or other securities subject to then outstanding Stock Options, and (z) the purchase or exercise price for each share of Common Stock subject to an outstanding Stock Option.

  4.2 Change of Control. In addition to the adjustments permitted by Section
4.1 above, upon the occurrence of a Change in Control any outstanding Stock Options not theretofore exercisable shall immediately become exercisable in their entirety, notwithstanding any of the other provisions of the Plan.

  4.3 Termination of Independent Corporate Status. Upon the dissolution or liquidation of the Company or upon a reorganization, merger or consolidation of the Company with one or more corporations, as a result of which the Company goes out of existence or becomes a subsidiary of another corporation, or upon a sale of substantially all of the property of the Company to another corporation (in each of such cases a "Corporate Termination Event"), this Plan shall terminate. Any Stock Option theretofore granted under the Plan and not exercised on or prior to the Corporate Termination Event shall expire and terminate, unless provision be made in writing in connection with such Corporate Termination Event for the assumption of the Stock Option or the substitution for such Stock Option of a new option covering the stock of a successor corporation, or a parent or subsidiary thereof or of the Company, with appropriate adjustments as to number and kind of shares and prices, in which event such Stock Option shall continue in the manner and under the terms so provided.

  4.4 Other Adjustments. Adjustments under this Article IV will be made by the Board, whose determination as to what adjustments will be made and the extent thereof will be final, binding and conclusive. No fractional interests will be issued under the Plan resulting from any such adjustments.

V. MISCELLANEOUS PROVISIONS

  5.1 Amendment, Suspension, Termination or Interpretation of the Plan.

    (a) The Board may at any time amend, suspend or terminate the Plan; provided, however, that no such action shall:

       (i) increase the maximum number of shares specified in Section 1.4(a) of Article I, unless approved by the stockholders of the Company;

       (ii) alter, terminate or impair in any manner which is materially adverse to a Participant any Award previously granted;

       (iii) change the nondiscretionary manner in which Awards are made under Article II; or

       (iv) change, more than once in any six-month period, provisions of the Plan dealing with the amount of any Award, the purchase price of the Common Stock which is the subject of any Award, the timing of the grant of any Awards, or the exercisability features of Awards.

    (b) Questions of interpretation of any of the provisions of the Plan shall be resolved by competent legal counsel for the Company selected by the Chief Executive Officer of the Company.

  5.2 Effective Date and Duration of Plan. This Plan has been approved by the Board and shall become effective as of March 27, 1996, subject to its approval by the holders of a majority of the outstanding shares of Common Stock present in person or by proxy and entitled to vote at the first meeting of the stockholders of the Company occurring after March 27, 1996. This Plan shall terminate at such time as the Board, in its discretion, shall determine. No Award may be granted under the Plan after the date of such termination, but such termination shall not affect any Award theretofore granted and any shares of Common Stock subject thereto.

  5.3 Director Status. Nothing in this Plan or in any instrument executed pursuant hereto shall confer upon any Nonemployee Director any right to continue as a member of the Board of Directors of the Company or any subsidiary thereof.

  5.4 No Entitlement to Shares. No Nonemployee Director (individually or as a member of a group) and no beneficiary or other person claiming under or through such Nonemployee Director shall have any right, title or interest in or to any shares of Common Stock allocated or reserved for the purpose of the Plan or subject to any Award except as to such shares of Common Stock, if any, as shall have been issued to such Nonemployee Director. A Nonemployee Director's rights to any shares of Common Stock issued to the name of such Nonemployee Director pursuant to an Award under this Plan shall be subject to such limitations and restrictions as are set forth in or imposed pursuant to this Plan.

  5.5 Withholding of Taxes. The Company may make such provisions as it deems appropriate for the withholding by the Company pursuant to federal or state income tax laws of such amounts as the Company determines it is required to withhold in connection with any Award. The Company may require a Participant to satisfy any relevant tax requirements before authorizing any issuance of Common Stock to such Participant or payment of any other benefit hereunder to such Participant. Any such settlement shall be made in the form of cash, a certified or bank cashier's check or such other form of consideration as is satisfactory to the Board.

  5.6 Transferability. No Award granted under this Plan shall be assignable or transferable except (i) by will or by the laws of descent and distribution, or
(ii) subject to the final sentence of this Section 5.6, upon dissolution of marriage pursuant to a qualified domestic relations order or, in the discretion of the Committee and under circumstances that would not adversely affect the interests of the Company, pursuant to a nominal transfer that does not result in a change in beneficial ownership. During the lifetime of a Participant, an Award granted to such person shall be exercisable only by the Participant (or the Participant's permitted transferee) or such person's guardian or legal representative. Notwithstanding the foregoing, no Award may be assigned or transferred in any manner inconsistent with Rule 16b-3.

  5.7 Other Plans. Nothing in this Plan is intended to be a substitute for, or shall preclude or limit the establishment or continuation of, any other plan, practice or arrangement for the payment of compensation or benefits to directors generally, which the Company now has or may hereafter lawfully put into effect, including, without limitation, any retirement, pension, insurance, stock purchase, incentive compensation or bonus plan.

  5.8 Singular, Plural; Gender. Whenever used herein, nouns in the singular shall include the plural, and the masculine pronoun shall include the feminine gender, as the context may require.

  5.9 Applicable Law. This Plan shall be governed by, interpreted under and construed and enforced in accordance with the laws of the state of Delaware.

  5.10 Successors. The Plan and any agreement with respect to an Award shall be binding upon the successors and assigns of the Company and upon each Participant and such Participant's heirs, executors, administrators, personal representatives, permitted assignees and successors in interest.

REVOCABLE PROXY                                                  REVOCABLE PROXY

                           US FACILITIES CORPORATION
                       650 TOWN CENTER DRIVE, SUITE 1600
                         COSTA MESA, CALIFORNIA 92626

           THIS PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints Jose A. Velasco, Barbara Fox Stoner and Rodney W. Loeb, and each of them, with full power of substitution, as the attorneys and proxies of the undersigned to attend the Annual Meeting of Stockholders of US Facilities Corporation to be held on May 22, 1996, at 9:00 a.m., Local Time, at the Westin South Coast Plaza Hotel, 686 Anton Boulevard, Costa Mesa, California, and at any postponements or adjournments thereof, and to vote as directed on the reverse all shares which the undersigned would be entitled to vote if the undersigned were personally present at the Annual Meeting.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED BY THE APPOINTED PROXY HOLDERS IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2, 3 AND 4. THE SUBMISSION OF THIS PROXY TO THE COMPANY IN CONNECTION WITH THE 1996 ANNUAL MEETING OF STOCKHOLDERS, IF PROPERLY EXECUTED, REVOKES ALL PRIOR PROXIES WHICH MAY HAVE PREVIOUSLY BEEN SUBMITTED TO THE COMPANY FOR THE 1996 ANNUAL MEETING.

                 (CONTINUED AND TO BE SIGNED ON REVERSE SIDE)

[X] PLEASE MARK YOUR
    VOTES AS IN THIS
    EXAMPLE.

                        Vote FOR all nominees          Vote is withheld from
                   listed at right, except vote is      all nominees listed
                          withheld from the            at right for election
                   nominees listed below (if any)           as directors         NOMINEES:  BERNARD H. ROSS
                                                                                            KENNETH C. TYLER
1. Election of                   [_]                             [_]
   two directors.

(To withhold authority to vote for any one or more nominees, write the nominee's name(s) on the line below.)

- --------------------------------------------------

- --------------------------------------------------



                                                      FOR     AGAINST    ABSTAIN
2. Approval of amendment to the US Facilities         [_]       [_]        [_]
   Corporation 1991 Employee Stock Option Plan.

3. Approval of amendment to the US Facilities         [_]       [_]        [_]
   Corporation 1991 Directors Stock Option Plan.

4. Ratification of KPMG Peat Marwick LLP as           [_]       [_]        [_]
   the independent auditors of the Company
   for the year ended December 31, 1996.

5. The proxy holders are authorized to vote in their discretion upon such other business as may properly come before the Annual Meeting or any postponements or adjournments thereof.

Receipt of Notice and Proxy Statement for the 1996 Annual Meeting of Stockholders as well as the Company's 1995 Annual Report to Stockholders is acknowledged.

(Please vote, sign, date and return the Proxy Card promptly using the enclosed envelope.)

                                 PLEASE CHECK THIS BOX IF YOU PLAN TO ATTEND [_]
                                          THE ANNUAL MEETING ON MAY 22, 1996

SIGNATURE____________________________________ DATE______________________________

_____________________________________________ DATE______________________________
        SIGNATURE IF HELD JOINTLY

NOTE: Please sign exactly as your name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.